                          SAFECO LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT SL

                  Supplement to Prospectus dated April 30, 1995


         On August 10, 1994 SAFECO Life Insurance Company ("SAFECO") applied to the Securities and Exchange Commission ("SEC") for an order to allow SAFECO to transfer Policy Account Values from Investment Divisions invested in Portfolios of the Hudson River Trust (the "Trust") to certain Investment Divisions invested in Portfolios of the Variable Insurance Products Fund and the Variable Insurance Products Fund II (the "Funds"). The application for the order was granted by the SEC and the order issued January 3, 1996.

         On February 16, 1996 SAFECO will determine the Policy Account Unit Values held in the Investment Divisions which invest in the corresponding Portfolios of the Trust. On the same day, SAFECO will make a request for redemption of all shares held by the Separate Account in the Trust. The Trust will make the redemption and pay the cash proceeds to SAFECO. Because of the anticipated delay in receiving the cash proceeds from the Trust, SAFECO will advance the proceeds and make a contemporaneous purchase on February 16, 1996 of shares of the Funds for the exact amount of the redemption proceeds to be received from the Trust. Because SAFECO will advance the proceeds from the redemption of the Trust Portfolio shares, Policy Account Unit Values which were held in Trust Portfolios will remain fully invested. The Policy Account Value will be identical immediately before and after the redemption, but the number of Unit Values in each Policy may vary due to the difference in Unit Values of the Investment Divisions corresponding to the Trust and the Investment Divisions corresponding to the Funds.

         The following chart shows the Portfolios of the Funds that will be substituted for corresponding shares of the six Portfolios of the Trust(1). The chart sets out the investment objectives of each Portfolio as stated in their respective Prospectuses. More comprehensive information on the Funds is found in the Prospectuses for the Funds which are included with this Policy Prospectus.


--------------------
         (1) In the alternative, the Policy Owner may allocate Policy Account Values to Investment Divisions invested in any Portfolios of the Funds and the Guaranteed Interest Division upon notification to SAFECO which is received prior to February 16, 1996.

HUDSON TRUST

Money Market Portfolio. This Portfolio's investment objective is to obtain a high level of current income, preserve its assets and maintain liquidity.

Common Stock Portfolio. This Portfolio's investment objective is to achieve long- term growth of its capital and increase income.

Balanced Portfolio. This Portfolio's investment objective is to achieve a high return through both appreciation of capital and current income.

Aggressive Stock Portfolio. This Portfolio's investment objective is to achieve long- term growth of capital.

High Yield Portfolio. This Portfolio's investment objective is to achieve high return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

Global Portfolio. This Portfolio's investment objective is to achieve long-term growth of capital.


THE FUNDS

Money Market Portfolio. This Portfolio's investment objective is to seek to obtain as high a level of current income as is consistent with preserving capital and providing liquidity.

Growth Portfolio. This Portfolio's investment objective is to seek to achieve capital appreciation.

Asset Manager Portfolio. This Portfolio's investment objective is to seek high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term, fixed-income instruments.

Growth Portfolio. This Portfolio's investment objective is to seek to achieve capital appreciation.

High Income Portfolio. This Portfolio's investment objective is to seek a high level of current income by investing primarily in high-yielding, lower-rated, fixed income securities, while also considering growth of capital.

Overseas Portfolio. This Portfolio's investment objective is to seek long- term growth of capital primarily through investments in foreign securities.


         Within five days of the transfer of Policy Values described above, SAFECO will mail each affected Policy Owner a notice and confirmation of the transfer and the Policy Account Value involved. For a period of 30 days following the date of mailing of the notice and confirmation, affected Policy Owners will have the right to make a one-time transfer of their Policy Account Values to any other Investment Division invested in Portfolios of the Funds and to the Guaranteed Investment Division without charge and without the transfer counting as one of the free transfers permitted each Policy Year. This one-time transfer will be at the value next computed after SAFECO receives the request for such transfer.

ENHANCED
ACCUMULATION
LIFE


PROSPECTUS


INDIVIDUAL FLEXIBLE
PREMIUM VARIABLE
LIFE INSURANCE POLICY

Life Insurance Issued by:
SAFECO Life

Accumulation Life
Prospectus
Dated: April 30, 1995


VARIABLE INSURANCE
PRODUCTS FUND &

VARIABLE INSURANCE
PRODUCTS FUND II

Portfolios Managed by:
Fidelity Investments

Variable Insurance
Products Fund
and
Variable Insurance
Products Fund II

Prospectuses Dated:
April 30, 1995

[logo] SAFECO LIFE                                   [logo] FIDELITY
                                                            INVESTMENTS

SAFECO LIFE INSURANCE COMPANY-
  ISSUER OF THE LIFE INSURANCE



-FOUNDED IN 1957
-RATINGS* OF:
      -A+ Superior by A.M. Best
      -Aa2 by Moody
      -AA by Standard & Poor

-TOP 5% OF LIFE INSURANCE COMPANIES IN ASSETS AND INSURANCE IN FORCE

-NETWORK OF OFFICES THROUGHOUT THE UNITED STATES

*The financial strength of SAFECO Life may be relevant with respect to SAFECO Life's ability to satisfy its general account obligations under the Policies.

     FIDELITY INVESTMENTS-
-------------------------------------
     MANAGER OF THE MUTUAL FUNDS

-FOUNDED IN 1946

-OFFERS OVER 200 FUNDS WITH MORE THAN 22 MILLION SHAREHOLDER ACCOUNTS

-OVER $250 BILLION IN TOTAL ASSETS UNDER MANAGEMENT

-INVESTMENT DIVISIONS MANAGED IN THE SAME STYLE AND WITH THE SAME ACKNOWLEDGED EXPERTISE AS ALL FIDELITY FUNDS

Fidelity and Fidelity Investments, as used, refers to Fidelity Management & Research Company


[logo] SAFECO
       LIFE INSURANCE
SAFECO LIFE INSURANCE CO. REDMOND 98052
*Registered Trademark of SAFECO Corporation

HOME OFFICE:
Individual Marketing
P.O. Box 34690
Seattle, Washington
98124-1690

ADMINISTRATIVE OFFICE:
Client Services
P.O. Box 479
Haddam, Connecticut
06438-0479

DISTRIBUTED BY:
SAFECO Securities
P.O. Box 34890
Seattle, Washington
98124-1890

[logo]FIDELITY
      INVESTMENTS

PRINCIPLE OFFICE:
Fidelity Investments
82 Devonshire Street
Boston, Massachusetts
02109

-----------------------------------------------------------------

[logo] SAFECO LIFE
15411 N.E. 51st Street
Redmond, WA   98052-5114


Fidelity Investments is a registered trademark of FMR Corp. SAFECO Life is a registered trademark of SAFECO Corporation. Accumulation Life is a registered trademark of SAFECO Life Insurance Company.

INDIVIDUAL FLEXIBLE PREMIUM
VARIABLE LIFE INSURANCE POLICY
-------------------------------------------------------------------------------

This Prospectus describes an individual flexible premium variable life insurance policy ("Policy"). The Policy is designed for the maximum flexibility in meeting the insurance needs of individuals. The Policy provides death protection until the Policy Anniversary following the Primary Insured's 95th birthday.

Net premiums will be placed in the Owner's Policy Account, which are then allocated to one or more Investment Divisions of SAFECO Life Insurance Company's ("SAFECO") Separate Account SL ("Separate Account") and/or to SAFECO's Guaranteed Interest Division.

The Separate Account has Investment Divisions, each of which invests in shares of a corresponding Portfolio of Variable Insurance Products Fund or Variable Insurance Products Fund II ("Funds"). (The Separate Account also contains Investment Divisions investing in shares of The Hudson River Trust, which shares are not available in connection with the Policies described in this Prospectus. See "The Separate Account" on Page 6 for further information.) Variable Insurance Products Fund is a mutual fund comprised of five Portfolios, each of which is currently available in connection with the Policies. The five Portfolios are: the Money Market Portfolio, the High Income Portfolio, the Equity-Income Portfolio, the Growth Portfolio and the Overseas Portfolio. Variable Insurance Products Fund II is a mutual fund comprised of five Portfolios, each of which is currently available in connection with the Policies. The five Portfolios are: the Investment Grade Bond Portfolio, the Asset Manager Portfolio, Index 500 Portfolio, Contrafund Portfolio, and Asset
Manager: Growth Portfolio. The Guaranteed Interest Division is part of SAFECO's general account.

The portion of the Policy Account that is in an Investment Division of the Separate Account will vary up or down depending on the value of such Investment Division, which in turn depends on the investment performance of the corresponding Portfolio of the Funds. There are no minimum guarantees as to such portion of the Policy Account. The portion of the Policy Account that is in the Guaranteed Interest Division will accumulate, after deductions, at a rate of interest determined by SAFECO. Such rate will not be less than 4% per year.

It may not be advantageous to purchase the Policy as a replacement for another type of life insurance. It also may not be advantageous to purchase flexible premium variable life insurance to obtain additional insurance protection if the purchaser already owns another flexible premium life insurance policy.

The amount of death benefit, or the duration of insurance coverage, or both, may be variable or fixed as elected by the Owner.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

THIS PROSPECTUS MUST BE ACCOMPANIED BY OR PRECEDED BY CURRENT PROSPECTUSES FOR VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II.

THE DATE OF THIS PROSPECTUS IS APRIL 30, 1995.
-------------------------------------------------------------------------------
                                        (i)

GLOSSARY


ADMINISTRATIVE OFFICE
Refers to the office where all premium payments and requests should be addressed. The address of the Administrative Office is P.O. Box 30349, Hartford, Connecticut 06150-0349. The phone number is 1-800-982-3656 or 1-203-345-8561.

ATTAINED AGE
Age on most recent Policy Anniversary.

BENEFICIARY
The Beneficiary is as named in the application, unless later changed. The Beneficiary is entitled to the insurance benefits of the Policy.

CASH SURRENDER VALUE
The Cash Surrender Value on any date is equal to the amount in the Policy Account on that date minus any applicable surrender charge.

EFFECTIVE DATE
The Effective Date is the date when insurance coverage begins under the Policy.

FACE AMOUNT OF INSURANCE
The amount chosen by the Owner used to determine the death benefit.

FINAL POLICY DATE
The date on which SAFECO will pay the value of the Policy Account less any outstanding indebtedness if the Policy is in effect on such date.

GUARANTEED INTEREST DIVISION
The Guaranteed Interest Division is part of SAFECO's general account and guarantees the principal and interest rate paid.

INVESTMENT DIVISION
A Division of the Separate Account invested wholly in shares of one of the Portfolios of the Funds.

MAXIMUM PREMIUM
The annual premium for the Face Amount of Insurance at issue that would be payable in equal amounts through the Final Policy Date and which is based on: the guaranteed cost of insurance using the 1980 Commissioner's Standard Ordinary Mortality Table, the other charges made in accordance with the Policy, and the net investment earnings at an effective annual rate of 5%.

NET CASH SURRENDER VALUE
The Net Cash Surrender Value is equal to the Cash Surrender Value minus any loan and loan interest.

OWNER
The Owner is the Primary Insured unless named otherwise in the application or later changed.

POLICY ACCOUNT
The sum of the value of Policy assets both in the Guaranteed Interest Division and the Separate Account.

POLICY ANNIVERSARY
The same day and month as the Effective Date, day and month, for each year the Policy remains in effect.


                                      (ii)

POLICY MONTH
A period of time commencing on the same day of the month as the Effective Date and ending on the day preceding the same day of the next month.

POLICY YEAR
The first Policy Year starts on the Effective Date. Future Policy Years start on the same day and month in each subsequent year, i.e., the Policy Anniversary.

PRIMARY INSURED
The insured person whose death benefit includes the Policy Account.

SEPARATE ACCOUNT
A segregated asset account maintained by SAFECO into which a portion of its assets has been allocated for the Policies and certain other policies.

UNIT VALUE
The unit of measure used to determine the value of the Investment Divisions in the Separate Account.


                                     (iii)

TABLE OF CONTENTS

                                                                                                                   PAGE
SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1
SAFECO  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       6
THE SEPARATE ACCOUNT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       6

VARIABLE INSURANCE PRODUCTS FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       7
         Investment Objectives and Policies of the Funds' Portfolios  . . . . . . . . . . . . . . . . . . . . .       7
         Substitution of Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       9

ALLOCATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      10
PREMIUMS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      10
         The Initial Premium  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      10
         Subsequent Premiums  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      10
         Limits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      11
         Grace Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      11
         Reinstatement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      11

CHARGES AND DEDUCTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      11
         Deductions From Premium Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      11
         Premium Tax Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      11
         Sales Loads  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      11
         Deductions from Policy Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      12
         First Year Administrative Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      12
         Monthly Charges  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      12
         Monthly Administrative Charge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      12
         Monthly Cost of Insurance for Primary Insured  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      12
         Monthly Cost of Any Benefits Provided by Riders  . . . . . . . . . . . . . . . . . . . . . . . . . . .      12
         Deductions from Investment Divisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      12
         Mortality and Expense Risk Charge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      12
         Income Tax Charge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      13
         Deductions for Other Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      13
         Transfers Among Investment Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      13
         Increases in Face Amount of Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      13
         Partial Withdrawals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      13
         Surrender Charges (Deferred Sales Load)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      13
         Full Surrenders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      13
         Decreases in Face Amount of Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      14
         Variable Insurance Products Funds' Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      14

POLICY BENEFITS AND RIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      15
         Insurance Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      15
         Death Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      16
         Guaranteed Death Benefit Endorsement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      16
         Changing Face Amount of Insurance or Death Benefit Option  . . . . . . . . . . . . . . . . . . . . . .      17
         Transfers Among Investment Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      17
         Policy Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      18
         Loan Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      18
         Loan Repayment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      19
         Full Cash Surrender  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      19
         Partial Cash Withdrawal  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      20





                                      (iv)

                                                                                                                   PAGE
VALUATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      20
OTHER PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      21
         Owner  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      21
         Beneficiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      21
         Changing Owner or Beneficiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      21
         Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      21

ADMINISTRATION OF THE POLICIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      21
DELAY OF PAYMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      22
MANAGEMENT OF THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      22
TAX STATUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      23
         Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      23
         Diversification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      23
         Tax Treatment of the Policy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      24
         Policy Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      25
         Tax Treatment of Loans & Surrenders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      25
         Multiple Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      26
         Tax Treatment of Assignments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      26
         Qualified Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      26

SEPARATE ACCOUNT VOTING RIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      26
         Disregard of Voting Instructions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      27

DISTRIBUTION OF THE POLICIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      27
REPORTS TO POLICY OWNERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      28
LEGAL PROCEEDINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      28
EXPERTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      28
LEGAL OPINIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      28
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      28

APPENDIX A-FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     A-1

APPENDIX B-HYPOTHETICAL ILLUSTRATIONS
         Of Death Benefits, Policy Account and Net Cash Surrender Values, and Accumulated Premiums  . . . . . .     B-1

APPENDIX C-ILLUSTRATIONS
         Of Variation in Death Benefit, Policy Account and Cash Surrender Values in Relation to the Funds'
         Investment Experience. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     C-1

APPENDIX D
         Standard & Poor's 500  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     D-1

APPENDIX E
         Long-Term Market Trends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     E-1





                                      (v)

SUMMARY
-------------------------------------------------------------------------------

The following summary of Prospectus information and diagram of the Policy should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in force and that there is no outstanding indebtedness.

                               DIAGRAM OF POLICY
               --------------------------------------------------
                                PREMIUM PAYMENTS
                      - You can vary amount and frequency.
               --------------------------------------------------

       ------------------------------------------------------------------
                            DEDUCTIONS FROM PREMIUMS
                  - Sales load and distribution expense is 3%
               - Premium Tax that varies by state or subdivision.
       ------------------------------------------------------------------

-------------------------------------------------------------------------------
                                  NET PREMIUM
     - You direct the net premium to be invested in the Guaranteed Interest Division (GID) or to the Separate Account which offers ten different Investment Divisions. Each Investment Division invests in a separate Portfolio of the Variable Insurance Products Fund or the Variable Insurance Products Fund II.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             DEDUCTIONS FROM ASSETS
     - Monthly charge for cost of insurance and cost of any riders.
     - Monthly charge for administrative expenses of $24.00 per month the first year, $4.00 per month thereafter.
     - Daily charge, at an annual rate of 0.90% from the variable subaccounts for mortality and expense risks. This Charge is not deducted from the GID.
     - Investment advisory fees and fund expenses are deducted from each Portfolio.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                    BENEFITS
LIVING BENEFITS:
     - Loans may be taken at a net zero interest rate after twelve years.
     - The Policy may be surrendered at any time for its Net Cash Surrender
     Value.
     - Partial withdrawals can be made after the first Policy Year (subject to certain restrictions). The death benefit will be reduced by the amount of the partial withdrawal.
     - Accelerated payment of a portion of the lowest scheduled death benefit is available under certain conditions to insureds suffering from terminal illnesses.
RETIREMENT BENEFITS:
     - Loans may be taken at a net zero interest rate after twelve years.
     - Partial Withdrawals or Cash Surrender Values may be taken in a variety of settlement options.
DEATH BENEFITS:
     - Death benefits are income tax free to beneficiary.
     - Lifetime income to beneficiary under certain settlement options.
     - For certain Policies issued on or after April 29, 1994, a Guaranteed Death Benefit Endorsement may be added to the Policy.
-------------------------------------------------------------------------------

THE POLICY


The Policy described in this Prospectus is a flexible premium variable life insurance policy. The Policy is "flexible" because unlike the fixed premium and benefits of an ordinary whole life insurance policy, the frequency and amount of premium payments can vary, the Owner can choose between death benefit options and increase or decrease the amount of insurance coverage, all within the same policy of insurance.

After SAFECO accepts the Primary Insured, receives at least the minimum initial premium and deducts certain charges, the Policy Account is established. For the first 25 days after the Effective Date, the Policy Account will be allocated to the Money Market Division of the Separate Account. At the end of this 25 day period, the Policy Account will be allocated to the Investment Divisions of the Separate Account and to the unloaned portion of the Guaranteed Interest Division in accordance with the Owner's instructions. The Policy Account reflects the amount and frequency of premium payments, deductions for the cost of insurance and expenses, the investment experience of amounts allocated to the Separate Account, interest earned on amounts allocated to the Guaranteed Interest Division, loans and partial withdrawals. There is no minimum guaranteed value with respect to any amounts allocated to the Separate Account.

The Guaranteed Interest Division guarantees the principal and interest credited and paid. The declared interest rate will vary and is guaranteed to never be less than 4% per year.

The Policy is "variable" because the Policy Account, and under certain circumstances the death benefit under the Policy, may increase or decrease depending upon the investment results of the selected Investment Divisions of the Separate Account.

There are two death benefit options: Option A and Option B. If death benefit Option A is in effect, the death benefit is the greater of the Face Amount of Insurance or a percentage of the amount in the Policy Account. Under this option, the amount of the death benefit is fixed, except when it is determined by such a percentage. If death benefit Option B is in effect, the death benefit is the greater of the Face Amount of Insurance plus the amount in the Policy Account, or a percentage of the amount in the Policy Account. Under this option, the amount of the death benefit is variable. The Owner can change the selection of death benefit option.

SAFECO makes monthly deductions from the Policy Account (i) to cover the cost of the benefits provided by the Policy, (ii) to cover the cost of any benefits provided by riders to the Policy and (iii) for the cost of administering the Policy. If the Net Cash Surrender Value of the Policy is not sufficient to cover the monthly deduction when due, a grace period of 61 days will be allowed for the payment of a premium or a loan repayment. If a premium or a loan repayment sufficient to cover three monthly deductions of cost of insurance plus other charges made in accordance with the Policy is still unpaid at the end of the grace period, the Policy will lapse and all coverage under the Policy will terminate. If the Guaranteed Death Benefit Endorsement has been added to the Policy and subject to its provisions including payment of required premiums, prior to the Policy Anniversary following the Primary Insured's 80th birthday, the Policy will not terminate and a death benefit will be payable upon the death of the Primary Insured regardless of the investment performance of the Investment Divisions selected. (See "Guaranteed Death Benefit Endorsement" on page 16.)

The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Internal Revenue Code of 1986, as amended. However, the law in this regard is very complex and unclear. While every attempt has been made to comply, there is the risk that the Internal Revenue Service will not concur with SAFECO's interpretations of Section 7702 that were made in determining such compliance. For a further discussion, see "Tax Status - Tax Treatment of the Policy" on Page 24.


THE SEPARATE ACCOUNT

The Separate Account has been established by SAFECO pursuant to the insurance laws of the State of Washington and is organized as a unit investment trust under the Investment Company Act of 1940. Net premiums are placed in the Owner's Policy Account, which are then allocated to one or more Investment Divisions of the Separate Account and/or to the Guaranteed Interest Division. The Separate Account is divided into Investment Divisions. Each Investment Division invests in one or more Portfolio(s) of Variable Insurance Products Fund or Variable Insurance Products Fund II. Variable Insurance Products Fund is a mutual fund comprised of five Portfolios, each of which is currently available in connection with the Policies. The five Portfolios are: the Money Market Portfolio, the High Income Portfolio, the Equity-Income Portfolio, the Growth Portfolio and the Overseas Portfolio. Variable Insurance Products Fund II is a mutual fund comprised of five Portfolios, each of which is currently available in connection with the Policies. The five Portfolios are: the Investment Grade Bond Portfolio, the Asset Manager Portfolio, Index 500 Portfolio, Contrafund Portfolio and Asset Manager: Growth Portfolio. (See "The Separate Account" on Page 6 for information concerning The Hudson River Trust which is also invested in by the Separate Account but which is not available in connection with the Policies offered hereunder.)


RIGHT TO EXAMINE THE POLICY

The Owner may examine the Policy and if for any reason is not satisfied, the Owner may cancel it by returning the Policy with a written request for cancellation to SAFECO's Administrative Office by the later of: (a) the 10th day after receipt; or (b) the 45th day after Part I of the application was signed. If the Owner cancels the Policy, SAFECO will refund an amount equal to the premium payments made under the Policy.


CHARGES AND DEDUCTIONS


FROM THE PREMIUM PAYMENTS

PREMIUM TAX CHARGE. State and/or local premium taxes are assessed based on the Owner's residence. Premium taxes currently range up to 4%.

SALES LOADS. There is a sales charge equal to 3% of each premium payment. (There is also a Surrender Charge, Deferred Sales Load, of up to 47% of the Maximum Premium assessed in the event the Policy Account is surrendered for its Net Cash Surrender Value. See "Surrender Charges" on Page 13.)

FROM THE POLICY ACCOUNT

FIRST YEAR ADMINISTRATIVE CHARGE. During the first Policy Year, a charge of $20.00 is deducted from the Policy Account at the beginning of each Policy Month.

MONTHLY DEDUCTION. Deductions from the Policy Account at the beginning of each Policy Month consist of:

1. The monthly administrative charge is currently $4.00 per Policy Month. SAFECO has reserved the right to change this charge, but it will never be more than $8.00 per Policy Month;

2.   The monthly cost of insurance for the Primary Insured; and

3.   The monthly cost of any benefits provided by riders to the Policy.


FROM THE INVESTMENT DIVISIONS


MORTALITY AND EXPENSE RISK CHARGE. This charge is equal on an annual basis to 0.90% of the daily net asset value of the Separate Account. SAFECO estimates that, of the Mortality and Expense Risk Charge, approximately 0.55% is for the assumption of mortality risks and approximately 0.35% is for the assumption of expense risks.

INCOME TAX CHARGE. SAFECO has reserved the right to make a provision for federal, state and local income taxes which have resulted from the operation of any Investment Division of the Separate Account.

FOR OTHER TRANSACTIONS

FOR TRANSFERS AMONG INVESTMENT OPTIONS. The first twelve transfers of amounts in a Policy Year will be made without charge. A charge of up to $25.00 may be deducted from the Policy Account for each additional transfer in that Policy Year. However, under certain systematic investing programs this charge will not be applicable.

FOR INCREASES IN FACE AMOUNT OF INSURANCE. $2.00 for each $1,000 of increase is deducted from the Policy Account up to a maximum charge of $300.00 per increase.

FOR PARTIAL WITHDRAWALS. A charge equal to $25.00 or 2% of the amount withdrawn, if less, is deducted from the Policy Account whenever there is a partial withdrawal of Net Cash Surrender Value.

SURRENDER CHARGES (DEFERRED SALES LOAD)

FOR FULL SURRENDERS. A surrender charge of up to 47% of the Maximum Premium will be deducted from the Policy Account if the Policy is surrendered in the first ten Policy Years. An Owner can minimize the amount of Surrender Charge by limiting the amount of premiums paid in the first year. (See "Charges and Deductions - Surrender Charges" on Page 13.)

FOR DECREASES IN FACE AMOUNT OF INSURANCE. A decrease in the Face Amount of Insurance is a partial surrender, for which a portion of the Surrender Charge will be deducted from the Policy Account. (See "Charges and Deductions -Surrender Charges" on Page 13.)

There are no Surrender Charges after the tenth Policy Year.

VARIABLE INSURANCE PRODUCTS FUNDS' EXPENSES
-------------------------------------------------------------------------------

Each of the Portfolios of the Funds pays an investment advisory fee. The Funds have also assumed responsibility for paying certain operating expenses. (See "Charges and Deductions - Variable Insurance Products Funds' Expenses" on Page 14.)

For a complete discussion of all the charges and deductions, see "Charges and Deductions" on Page 11.

POLICY LOANS

The Owner may obtain a Policy loan, using the Policy Cash Surrender Value as security. (See "Policy Benefits and Rights - Policy Loans" on Page 18.)


TAX STATUS


MODIFIED ENDOWMENT CONTRACTS

The Technical and Miscellaneous Revenue Act of 1988 (the "1988 Act") alters the tax treatment accorded to loans and certain distributions from life insurance policies which are deemed to be "modified endowment contracts."

A Policy will be a modified endowment contract if it is issued or materially changed on or after June 21, 1988 and if the cumulative amount paid under it at any time during the first 7 Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven (7) level annual premiums (the "7-pay test"). A material change to the Policy at any time results in the commencement of a new 7-pay period. An increase in death benefit not as a result of investment performance is a material change. A Policy that was entered into prior to June 21, 1988 may be deemed to be a modified endowment contract if it is materially changed and fails to meet the 7-pay test. If the Policy is acquired through an exchange of another life insurance policy, the 7-pay test is applicable even though the original policy was entered into prior to June 21, 1988. Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a modified endowment contract depends on the individual circumstances of each Policy. SAFECO will make every effort to provide Owners with information necessary to determine the applicability of the 7-pay test. However, Owners should consult with a tax advisor as to its applicability to their own circumstances.

If a Policy is a modified endowment contract, partial or full surrenders and/or loan proceeds are taxable to the extent of income in the Policy and will also be subject to an additional 10% federal income tax penalty applied to the income. The penalty shall not, however, apply to any distribution: (1) made on or after the date on which the taxpayer reaches age 59 1/2; (2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Internal Revenue Code); or (3) which is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary. These distributions are taxed using an "income-first" method rather than a "basis-first" method. Owners should consult a tax adviser regarding the possible tax consequences of loans and/or surrenders from the Policy.

The 1988 Act further provides that multiple modified endowment contracts that are issued during any calendar year to the same Owner by one company or its affiliates are treated as one modified endowment contract for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one modified endowment contract during any calendar year.

For more details, see "Tax Status - Policy Proceeds" on Page 24 and "Tax Status
- Tax Treatment of Loans and Surrenders on Page 25.


SAFECO
-------------------------------------------------------------------------------
SAFECO Life Insurance Company ("SAFECO") is a stock life insurance company which was organized under the laws of the State of Washington on January 23, 1957. SAFECO writes individual and group life, accident and health insurance and annuities. SAFECO is licensed to do business in the District of Columbia and all states except New York. SAFECO is a wholly-owned subsidiary of SAFECO Corporation, which is a holding company whose subsidiaries are engaged primarily in insurance and financial service businesses. SAFECO is rated A+ (Superior) by A.M. Best, an independent firm that analyzes insurance carriers. SAFECO is also rated AA for excellent claims paying ability by Standard & Poor's, and rated Aa2 for financial strength by Moody's. The financial strength of SAFECO may be relevant with respect to SAFECO's ability to satisfy its general account obligations under the Policies. The home office address of SAFECO is P.O. Box 34690, Seattle, Washington 98124-1690. The address of the Administrative Office is P.O. Box 30349, Hartford, Connecticut 06150-0349. The phone number is 1-800-982-3656 or (203)-345-8561. All premium payments and any requests should be directed to the Administrative Office.


THE SEPARATE ACCOUNT
-------------------------------------------------------------------------------

The Board of Directors of SAFECO adopted a resolution to establish a segregated asset account pursuant to Washington insurance law on November 6, 1986. This segregated asset account has been designated Separate Account SL ("Separate Account"). SAFECO has caused the Separate Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Separate Account meets the definition of a "separate account" under the federal securities laws.

The assets of the Separate Account are the property of SAFECO. However, the assets of the Separate Account, equal to the reserves and other contract liabilities with respect to the Separate Account, are not chargeable with liabilities arising out of any other business SAFECO may conduct. Income, gains and losses, whether or not realized, are, in accordance with the Policies, credited to or charged against the Separate Account without regard to other income, gains or losses of SAFECO. SAFECO's obligations arising under the Policies are general corporate obligations.

The Separate Account is divided into Investment Divisions. Each Investment Division invests in shares of a corresponding Portfolio of Variable Insurance Products Fund, Variable Insurance Products Fund II ("Funds") or of The Hudson River Trust ("Trust"). As of September 30, 1991, SAFECO and the Separate Account ceased offering for sale Policies under which net premiums are allocable to Portfolios of the Trust. This Prospectus describes Policies under which net premiums are allocable to Portfolios of the Funds through Investment Divisions of the Separate Account.

VARIABLE INSURANCE PRODUCT FUNDS

Each Investment Division of the Separate Account (other than the Investment Divisions relating to The Hudson River Trust) is invested solely in the shares of one or more of Portfolio(s) of Variable Insurance Products Fund or Variable Insurance Products Fund II ("Funds"). Each of the Funds is an open-end, diversified management investment company registered under the Investment Company Act of 1940. While a brief summary of the investment objectives and policies of the Portfolios of the Funds is set forth below, more comprehensive information, including a discussion of potential risks, is found in the Prospectuses for the Funds which are included with this Prospectus. Each of the Funds is intended for use in connection with variable annuity contracts and variable life insurance policies offered by various life insurance companies. For a further discussion, see the Funds' Prospectuses. Each of the Funds has entered into an investment advisory agreement with Fidelity Management & Research Company ("Fidelity Management"), 82 Devonshire Street, Boston, Massachusetts 02109.

Shares of the Funds are issued and redeemed only in connection with variable life policies issued through the Separate Account and variable annuity and/or variable life insurance policies issued through separate accounts of life insurance companies not affiliated with SAFECO. The Funds do not foresee any disadvantage to Owners arising out of the fact that the Funds have been made available to separate accounts of companies not affiliated with SAFECO. Nevertheless, the Funds intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in the Fund(s). This might force the Fund(s) to sell portfolio securities at disadvantageous prices.


INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS' PORTFOLIOS

VARIABLE INSURANCE PRODUCTS FUND

PORTFOLIO              INVESTMENT POLICY                              OBJECTIVES
---------              ---------- ------                              ----------
MONEY MARKET           High-quality, U.S. dollar denominated money    Seeks to obtain as high a level of
                       market securities of domestic and foreign      current income as is consistent with
                       issuers, such as certificates of deposit,      preserving capital and providing
                       obligations of governments and their           liquidity.
                       agencies and commercial paper and notes.

HIGH INCOME            At least 65% in income-producing debt          Seeks to obtain a high level of
                       securities and preferred stocks, including     current income by investing primarily
                       convertible securities; up to 20% in common    in high-yielding, lower-rated, fixed-
                       stocks and other equity securities; and up     income securities, while also
                       to 15% in securities that are illiquid by      considering growth of capital. High-
                       virtue of restrictions on resale and all       yielding lower grade corporate debt
                       other illiquid securities.                     securities are commonly known as
                                                                      "junk bonds" and involve a
                                                                      significant degree of risk. See
                                                                      "Securities and Investment Practices"
                                                                      in the accompanying Variable
                                                                      Insurance Products Fund Prospectus.

PORTFOLIO              INVESTMENT POLICY                              OBJECTIVES
---------              ---------- ------                              ----------
EQUITY-INCOME          At least 65% in income-producing common or     Seeks reasonable income by investing
                       preferred stock and the remainder in debt      primarily in income-producing equity
                       securities.                                    securities, with the potential for
                                                                      capital appreciation as a
                                                                      consideration.

GROWTH                 Portfolio will normally purchase common        Seeks to achieve capital
                       stocks, although investments are not           appreciation.
                       restricted to any one type of security.
                       Capital appreciation may also be found in
                       other types of securities, including bonds
                       and preferred stocks.

OVERSEAS               Normally invests at least 65% of its assets    Seeks long-term growth of capital
                       in securities of companies from at least       primarily through investments in
                       three countries outside of North America.      foreign securities.

VARIABLE INSURANCE PRODUCTS FUND II

PORTFOLIO              INVESTMENT POLICY                              OBJECTIVES
---------              ---------- ------                              ----------
INVESTMENT             The Portfolio will maintain a dollar-          Seeks as high a level of current
GRADE BOND             weighted average portfolio maturity of ten     income as is consistent with the
                       years or less. Under normal conditions, at     preservation of capital by investing
                       least 65% of the Portfolio's total assets      in a broad range of investment-grade,
                       will be invested in investment-grade fixed-    fixed-income securities.
                       income securities such as bonds, notes and
                       debentures. Investment-grade securities are
                       those rated Baa or better by Moody's
                       Investors Service, Inc. or BBB or better by
                       Standard & Poor's Corporation, and unrated
                       securities judged by Fidelity Management to
                       be of equivalent quality.

ASSET MANAGER          The Portfolio allocates its assets among       Seeks high total return with reduced
                       domestic and foreign stocks, bonds and         risk over the long-term.
                       short-term fixed income instruments.

PORTFOLIO              INVESTMENT POLICY                              OBJECTIVES
---------              ---------- ------                              ----------
INDEX 500              The Portfolio's assets will be invested in     Seeks investment results that
                       equity securities of companies which           correspond to the total return (i.e.,
                       compose the S&P 500*.                          the combination of capital changes
                                                                      and income) of common stocks publicly
                                                                      traded in the United States, as
                                                                      represented by the Standard & Poor's
                                                                      Composite Index of 500 Stocks, while
                                                                      keeping transaction costs and other
                                                                      expenses low.

CONTRAFUND             The Portfolio's assets will be invested        Seeks long-term capital appreciation.
                       mainly in undervalued or out-of-favor
                       equity securities of companies and
                       industries. This strategy can lead to
                       investments in stocks of small companies
                       which may not be well-known.

ASSET MANAGER:         The Portfolio's assets will be diversified     Seeks maximum total return over the
GROWTH                 across domestic and foreign stocks, bonds      long term.
                       and short term instruments while
                       maintaining a neutral mix which will vary
                       over short term periods gradually adjusting
                       the portfolio's holdings within defined
                       ranges.


* "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of Standard & Poor's Corporation ("S&P") and have been licensed for use by SAFECO. The Index 500 Portfolio is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Index 500 Portfolio.

There is no assurance that the investment objective of any of the Portfolios will be met. Owners bear the complete investment risk for Policy Account values allocated to an Investment Division.

Additional Portfolios and/or additional funds may from time to time be made available as investments to underlie the Policy. However, the right to make such selections will be limited by the terms and conditions imposed on such transactions by SAFECO.

SUBSTITUTION OF SECURITIES

If the shares of the Funds or any Portfolio within the Funds become unavailable for investment by the Separate Account or, if in the judgment of SAFECO, further investment in such shares becomes inappropriate in view of the purposes of the Policy, SAFECO may substitute shares of another mutual fund (or Portfolio within the Fund(s)). No substitution of securities may take place without prior approval of the Securities and Exchange Commission and under the requirements it may impose.

ALLOCATIONS
-------------------------------------------------------------------------------

The Policy provides investment options for the amount in the Policy Account. After SAFECO accepts the Primary Insured, receives at least the minimum initial premium and deducts certain charges, the Policy Account is established for the Owner. For the first 25 days after the Effective Date, the Policy Account will be allocated to the Money Market Division of the Separate Account. At the end of this 25 day period, the Policy Account will be allocated to the Investment Divisions of the Separate Account and to the unloaned portion of the Guaranteed Interest Division in accordance with the Owner's instructions. Amounts put into the Policy Account subsequently and deductions from it are allocated to the Investment Divisions of the Separate Account and to the unloaned portion of the Guaranteed Interest Division at the Owner's direction. The Owner specifies the original premium allocation and deduction allocation percentages in the application for the Policy. Unless changed, such percentages also apply to subsequent premium and deduction allocations.

Allocation percentages must be zero or a whole number not greater than 100. The sum of the premium allocation percentages and of the deduction allocation percentages must each equal 100.

If SAFECO cannot make a monthly deduction on the basis of the allocation percentages, the deduction will be based on the proportion that the unloaned value in the Guaranteed Interest Division and the values in the Investment Divisions bear to the total unloaned value in the Policy Account.


PREMIUMS
-------------------------------------------------------------------------------

THE INITIAL PREMIUM

The initial premium payment is due on or before delivery of the Policy. The minimum initial premium required is that premium sufficient to cover 3 monthly deductions for cost of insurance plus other charges made in accordance with the Policy. The agent selling the Policy will provide a prospective purchaser with this information. No insurance will take effect before the initial premium payment is paid.

SUBSEQUENT PREMIUMS

Other premiums may be paid at any time at SAFECO's Administrative Office while the Policy is in force and before the Final Policy Date. These premiums are to be in the form of a check or money order payable to SAFECO Life. Such premiums may be in any amount subject to the limits described below.

If the Owner elects to pay premiums on a planned periodic premium basis, SAFECO will send premium reminder notices. Instead of receiving premium reminder notices, an Owner can elect to have premiums automatically deducted from the Owner's bank account.

The Owner may skip planned premium payments or change their frequency and amount.

For certain Policies issued on or after April 29, 1994, a Guaranteed Death Benefit Endorsement may be added to the Policy. In order to maintain this Endorsement in force, the Monthly Guaranteed Death Benefit Premium must be paid. When the Endorsement is issued or other changes in the Policy are requested, SAFECO will send the Owner a new Policy Information section which will show the Monthly Guaranteed Death Benefit Premium. (See "Guaranteed Death Benefit Endorsement" on Page 16.)

LIMITS

Each premium payment must be at least $50.00. SAFECO may increase this minimum limit 90 days after sending the Owner a written notice of such increase. SAFECO reserves the right not to accept premium payments in any given Policy Year that it determines would cause the Policy to fail to qualify as life insurance under applicable tax law as currently interpreted by SAFECO. For a further explanation, see "Tax Status - Policy Proceeds" on Page 25.

GRACE PERIOD

The duration of insurance coverage depends upon the sufficiency of the Net Cash Surrender Value to cover the monthly deductions described below. If the Net Cash Surrender Value at the beginning of any Policy Month is less than such deductions for that month, SAFECO will send a written notice to the Owner and any assignee of record at the last known address stating that a Grace Period of 61 days has begun, starting on the date the notice was sent. The notice will also state the amount of the payment (either a loan repayment or a premium payment) sufficient to cover three monthly deductions of cost of insurance plus other charges made in accordance with the Policy.

If SAFECO does not receive such amount at its Administrative Office before the end of the Grace Period, SAFECO will send a written notice to the Owner and any assignee of record stating that the Policy has ended without value.

If the insured dies during the Grace Period, SAFECO will pay the insurance benefits.

The Grace Period provisions are not applicable while the Guaranteed Death Benefit Endorsement is in effect.

REINSTATEMENT

If the Policy has ended without value, it may be reinstated while the Primary Insured is alive if:

1. the request for reinstatement is made within five years after the end of the Grace Period;

2.   evidence of insurability satisfactory to SAFECO is provided; and

3. a premium payment is made in an amount sufficient, after the date of reinstatement, to cover 3 monthly deductions of cost of insurance plus other charges made in accordance with the Policy.

The coverage will become effective on the beginning of the Policy Month which coincides with or next follows the date the reinstatement application is approved.


CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
DEDUCTIONS FROM PREMIUM PAYMENTS

PREMIUM TAX CHARGE. All states and certain jurisdictions, such as cities and counties, tax premium payments and some levy other charges. Taxes currently range up to 4%. SAFECO deducts the applicable tax which it has been charged from each premium payment based on the Owner's residence.

SALES LOADS. SAFECO deducts a Sales Charge (Sales Load) of 3% of each premium payment. The Sales Charge reimburses SAFECO, in part, for expenses incurred in the distribution of the Policy. There is also a Surrender Charge (Deferred Sales Load) assessed in the event the Policy Account is surrendered for its Net Cash Surrender Value. (See "Charges and Deductions - Surrender Charges" on Page 13.)

DEDUCTIONS FROM POLICY ACCOUNT

FIRST YEAR ADMINISTRATIVE CHARGE. At the beginning of each Policy Month during the first Policy Year, a deduction of $20.00 is made from the Policy Account. It covers the cost of application processing, establishing Policy records and underwriting costs. Underwriting is the process of assigning the insured to an appropriate risk class. SAFECO does not make a profit from this charge.

MONTHLY CHARGES. At the beginning of each Policy Month, a deduction is made from the Policy Account to cover monthly administrative charges and to provide insurance coverage, subject to the Grace Period provision described above. Such deduction for any Policy Month is the sum of the following amounts determined as of the beginning of that month:

1. The monthly administrative charge is currently $4.00 per Policy Month. However, SAFECO reserves the right to change this charge, but it will never be more than $8.00 per Policy Month. This charge compensates SAFECO for the ongoing administration of the Policy and the Separate Account. Such administration includes the costs associated with maintenance of Policy records, Policy Owner service, reports to Owners and all accounting, reserve calculation, regulatory and reporting requirements and auditing of the Separate Account. SAFECO does not expect to profit from this charge.

2. The monthly cost of insurance for the Primary Insured. The monthly cost of insurance is the current monthly "cost of insurance rate" times the "net amount at risk" (current death benefit minus the amount in the Policy Account) at the beginning of the Policy Month, plus any flat extra-rated charge times the Face Amount of Insurance at the beginning of the Policy Month. For this purpose the amount in the Policy Account is determined before the monthly cost of insurance deduction, but after all other deductions due on that date have been made. The cost of insurance rate is based on the Attained Age and rating class of the Primary Insured. For certain Policies issued on or after April 29, 1994, the cost of insurance is based on issue age, coverage duration and rating class of the Primary Insured and a preferred underwriting category is available to insureds who are determined to have better than average nonsmoker mortality (preferred nonsmoker) and smoker mortality (preferred smoker). As of the date hereof, the current rates which SAFECO is charging are less than or equal to the guaranteed rates. SAFECO may change the current rate no more frequently than once per Policy Year. The Guaranteed Maximum Insurance Cost Rates for standard risks are based on the 1980 Commissioner's Standard Ordinary Mortality Table, Age Last Birthday.

3.   The monthly cost of any benefits provided by riders to the Policy.

DEDUCTIONS FROM INVESTMENT DIVISIONS

MORTALITY AND EXPENSE RISK CHARGE. SAFECO deducts a risk charge from each Investment Division as part of the calculation of the Unit Value (see "Valuation" on Page 20). This risk charge is equal on an annual basis to .90% of the daily net asset value of the Investment Division. SAFECO estimates that, of the Mortality and Expense Risk Charge, approximately 0.55% is for the assumption of mortality risks and approximately 0.35% is for the assumption of expense risks. This risk charge compensates SAFECO for assuming the mortality and expense risks under the Policy. The mortality risk assumed by SAFECO is that the Primary Insureds, as a group, may not live as long as expected. The expense risk assumed by SAFECO is that actual expenses may be greater than those assumed. SAFECO is responsible for all administration of the Policy and the Separate Account. If this charge is not needed to cover mortality and expenses under the Policy, any excess may be used for distribution costs not covered by the sales load. SAFECO will realize a gain from this charge to the extent that it is not needed to provide benefits and pay expenses under the Policy.

INCOME TAX CHARGE. SAFECO does not currently assess any charge for income taxes incurred by SAFECO as a result of the operations of the Investment Divisions of the Separate Account. SAFECO reserves the right to assess a charge for such taxes against the Investment Divisions if SAFECO determines that such taxes will be incurred.

DEDUCTIONS FOR OTHER TRANSACTIONS

TRANSFERS AMONG INVESTMENT OPTIONS. The first twelve transfers of amounts in a Policy Year will be made without charge. Transfers can be made from one Investment Division to another, or to or from the Guaranteed Interest Division. SAFECO may charge up to $25.00 for each additional transfer in the Policy Year. The current charge is $25.00. However, under certain systematic investing programs this charge will not be applicable.

INCREASES IN FACE AMOUNT OF INSURANCE. There is a $2.00 charge for each $1,000 of increase in Face Amount of Insurance up to a maximum charge of $300.00 per increase. This charge is deducted from the Policy Account and reimburses SAFECO for its costs in implementing the increase.

PARTIAL WITHDRAWALS. When the Owner makes a partial withdrawal of Net Cash Surrender Value, a charge of $25.00, or 2% of the amount withdrawn if less, is deducted from the Policy Account. This charge reimburses SAFECO for the expenses incurred in processing the transaction.

SURRENDER CHARGES (DEFERRED SALES LOAD)

FULL SURRENDERS. The Policy provides that a Surrender Charge, which is graded down 20% per year starting in the seventh year, is deducted from the Policy Account if the Policy is given up for its Net Cash Surrender Value in the first ten Policy Years. The Surrender Charge at any time in a Policy Year is equal to the lesser of (1) a percentage of the Maximum Premium for the Policy as follows: 47% for Policy Years 1 through 6, 37.6% for Policy Year 7, 28.2% for Policy Year 8, 18.8% for Policy Year 9, and 9.4% for Policy Year 10; or (2) an amount equal to (A) minus (B), where (A) is 27% of the premium payments received during the first Policy Year up to the Maximum Premium for the Policy, plus 6% of all other premium payments received to the time of surrender; and
(B) is the amount of any pro rata Surrender Charge previously made under the Policy.

The Maximum Premium is used solely to calculate the Surrender Charge (Sales
Load); it does not impose a limit on the amount of premium that an Owner can pay. There is a limitation imposed by the Internal Revenue Code and the regulations thereunder. (See "Premiums - Limits" on Page 11.) While an Owner can minimize the amount of Surrender Charge by limiting the amount of premium paid in the first year, this would adversely effect contract performance in every aspect other than the contemplation of a total cash surrender.

                                    EXAMPLE
-------------------------------------------------------------------------------

Assume a $100,000 Policy for a male preferred non-smoker, age 45. For this Policy the Maximum Premium is $1,716.00. The Table of Surrender Charges that appears in the Policy Information section would be determined as follows:

                           TABLE OF SURRENDER CHARGES

        POLICY           MAXIMUM                  MAXIMUM                    SURRENDER
        YEAR             PERCENTAGE               PREMIUM                    CHARGE
          1                47.0%         x        $1,716         =             $807
          2                47.0%         x        $1,716         =             $807
          3                47.0%         x        $1,716         =             $807
          4                47.0%         x        $1,716         =             $807
          5                47.0%         x        $1,716         =             $807
          6                47.0%         x        $1,716         =             $807
          7                37.6%         x        $1,716         =             $645
          8                28.2%         x        $1,716         =             $484
          9                18.8%         x        $1,716         =             $323
         10                 9.4%         x        $1,716         =             $161

The Surrender Charges reimburse SAFECO in part for expenses incurred in the distribution of the Policy.

DECREASES IN FACE AMOUNT OF INSURANCE. A request for a decrease in the Face Amount of Insurance is treated as a partial surrender. If there is a requested decrease in the Face Amount of Insurance during the first ten Policy Years, SAFECO will deduct a portion of the Surrender Charge from the Policy Account. If the Owner increases the Face Amount of Insurance and later asks for a decrease, a Surrender Charge will apply only to a decrease below the original Face Amount of Insurance. A decrease in the Face Amount of Insurance that follows a prior increase will be applied against the most recent increase. The pro rata Surrender Charge for a partial surrender will be determined by dividing the amount of decrease in the Face Amount of Insurance (below the initial Face Amount of Insurance) by the initial Face Amount of Insurance and multiplying that fraction by the Surrender Charge which would apply if the Policy were fully surrendered.

The pro rata Surrender Charge will be deducted from the Policy Account for a requested decrease in the Face Amount of Insurance of this Policy. The maximum Surrender Charge payable in the future will be reduced proportionately. SAFECO will send a new Policy Information section that shows the new maximum Surrender Charges.

VARIABLE INSURANCE PRODUCTS FUNDS' EXPENSES

Each of the Portfolios of the Funds pays a fee to the Funds' investment adviser, Fidelity Management. The advisory fee payable by each of the Portfolios, other than the Index 500 Portfolio, is composed of a group fee rate and an individual fund fee rate. The group fee rate is based on the average monthly net assets of all registered investment companies with which Fidelity Management has management contracts and is calculated on a cumulative basis pursuant to a graduated schedule. For the Equity-Income, Growth, Overseas and Asset Manager Portfolios, the group fee rate cannot rise above .52% and the marginal rate declines as total assets increase. For the Money Market Portfolio, Investment Grade Bond Portfolio and the High Income Portfolio, the group fee rate cannot rise above .37% and the marginal rate declines as total assets increase. Set forth in the table below is the individual fund fee rate for each of the Portfolios and the 1994 aggregate advisory rate, comprised of the individual and group fee rates, paid by each such Portfolio as a percentage of average net assets.

      PORTFOLIO                  INDIVIDUAL RATE                 1994 AGGREGATE ADVISORY RATE
      ---------                  ---------------                 ----------------------------
Money Market                         .03%*                                    0.20%
High Income                          .35%                                     0.61%

Equity-Income                        .20%                                     0.52%
Growth                               .30%                                     0.62%
Overseas                             .45%                                     0.77%
Investment Grade Bond                .30%                                     0.46%
Asset Manager                        .40%                                     0.72%
Contrafund                           .30%                                     0.62%*
Asset Manager:  Growth               .40%                                     0.72%*

* Estimated for 1995

In addition to the sum of the group and individual fund fee rate, the fee for the Money Market Portfolio may also be affected by an income-based component. If the fund's gross yield is 5% or less, the basic fee is the total management fee. The income-based component is added to the basic fee only when the fund's yield is greater than 5%. The income-based fee is 6% of that portion of the fund's yield that represents a gross yield of more than 5% per year. The maximum income-based component is .24%. For 1994, the Money Market Portfolio's advisory fee was .20% of its average net assets. The Index 500 Portfolio pays a monthly advisory fee to Fidelity Management at the annual rate of .28% of the Portfolio's average net assets. (See the Funds' Prospectuses for more information and a table showing each Portfolio's expenses for the year ended December 31, 1994.)

                        PORTFOLIO                                    1994 ADVISORY FEE
                        ---------                                    -----------------
                        Index 500                                          0.00%*

* After reimbursement of the Portfolio's expenses.

Each Portfolio of the Funds pays all its expenses, without limitation, that are not assumed by Fidelity Management or its affiliates. Each Portfolio pays for the typesetting and printing of its Prospectuses, Statements of Additional Information, reports and proxy material to existing shareholders, legal expenses and the fees of the custodian, auditor and non-interested Trustees. Other charges paid by each Portfolio include interest, taxes, brokerage commissions, each Portfolio's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal and state securities laws. Each Portfolio is also liable for such nonrecurring expenses as may arise, including costs of litigation to which each Portfolio is a party and any obligation they may have to indemnify the officers and Trustees of the Fund(s) with respect to litigation.


POLICY BENEFITS AND RIGHTS
-------------------------------------------------------------------------------

INSURANCE BENEFITS

SAFECO will pay the insurance benefits of the Policy to the Beneficiary when it receives at its Administrative Office (1) proof that the insured died before the Final Policy Date; and (2) all other requirements deemed necessary before such payment may be made. The insurance benefits of the Policy include the following amounts for the Primary Insured, which are determined as of the date of the Primary Insured's death:

(a)   the death benefit described below;

(b)   plus any other benefits then due from riders to the Policy;

(c)   minus any loan (and loan interest) on the Policy; and

(d) minus any overdue deductions if the Primary Insured dies during the Grace Period.

DEATH BENEFIT

The death benefit will be determined at any time under either Option A or Option B (as described below), whichever the Owner has chosen and is in effect at such time.

Under Option A, the death benefit is the greater of the Face Amount of Insurance, or a percentage (see table next page) of the amount in the Policy Account. Under this option, the amount of the death benefit is fixed, except when it is determined by such a percentage.

Under Option B, the death benefit is the greater of the Face Amount of Insurance plus the amount in the Policy Account, or a percentage (see table next page) of the amount in the Policy Account. Under this option, the amount of death benefit is variable.

Under either option, the duration of insurance coverage depends upon the amount in the Policy Account.

The percentage referred to above is the applicable percentage from the following table for the Primary Insured's age (last birthday) at the beginning of the Policy Year of determination.

                        TABLE OF APPLICABLE PERCENTAGES
-------------------------------------------------------------------------------

            PRIMARY                                              PRIMARY
        INSURED'S AGE             PERCENTAGE                 INSURED'S AGE            PERCENTAGE
        -------------             ----------                 -------------            ----------
        40 and under                 250%                          65                    120%
             45                      215%                          70                    115%
             50                      185%                      75 thru 90                105%
             55                      150%                          95                    100%
             60                      130%

For ages not shown, the applicable percentages shall decrease by a ratable portion for each full year.

GUARANTEED DEATH BENEFIT ENDORSEMENT

In those states where approved, a Guaranteed Death Benefit Endorsement may be added to the Policy. The Endorsement provides that prior to the Policy Anniversary following the Primary Insured's 80th birthday (or the 20th Policy Anniversary in Texas, once approved, if earlier), the Policy will not terminate and a death benefit will be payable upon the death of the Primary Insured regardless of the investment performance of the Investment Divisions selected, provided the required premiums have been paid.

In order to keep the Endorsement in force, at the beginning of each Policy Month, the Adjusted Guaranteed Death Benefit Premium must equal or exceed the Accumulated Monthly Death Benefit Premium.

The Adjusted Guaranteed Death Benefit Premium is an amount equal to: (1) the sum of the premiums received since issue; minus (2) any partial surrender; minus (3) any loans and loan interest. The Accumulated Monthly Death Benefit Premium is an amount equal to the sum of the Monthly Guaranteed Death Benefit Premiums for each month since issue. The Monthly Guaranteed Death Benefit Premium is shown in the Policy Information section of the Policy.

CHANGING FACE AMOUNT OF INSURANCE OR DEATH BENEFIT OPTION

During the first Policy Year, the death benefit option and the Face Amount of Insurance will be as selected on the application for the Policy. The minimum Face Amount of Insurance is $50,000. At any time after the first Policy Year while the Policy is in force, the Owner may change the death benefit option or the Face Amount of Insurance by written request to SAFECO at its Administrative Office, subject to the following:

1. The Owner may ask SAFECO to increase the Face Amount of Insurance if the Owner provides satisfactory evidence of the insurability of the Primary Insured. Any increase must be at least $10,000. There is a charge for such increase. (See "Charges and Deductions - Increases in Face Amount of Insurance" on Page 13.) The charge is deducted from the Policy Account as of the date the increase takes effect.

      The Owner may reconsider this Face Amount of Insurance increase after requesting it. The Owner must mail a notice to SAFECO at its Administrative Office canceling the increase within a ten day period after receipt of new Policy Information pages. At such time the Policy Account will be credited with the amount charged for the increase.

2. The Owner may ask SAFECO to reduce the Face Amount of Insurance, but not to less than the minimum amount for which SAFECO would then issue the Policy under its then existing administrative rules. If such a reduction occurs in the first ten Policy Years, SAFECO will deduct from the Policy Account a pro rata share of the applicable Surrender Charge. (See "Charges and Deductions - Decreases in Face Amount of Insurance" on Page 14.)

3. The Owner may change the death benefit option. If the change is from Option A to Option B, the Face Amount of Insurance will be decreased by the amount in the Policy Account on the date of change. SAFECO has reserved the right to decline to make such change if it would reduce the Face Amount of Insurance below the minimum amount for which SAFECO would then issue the Policy under its then existing administrative rules. If the change is from Option B to Option A, the Face Amount of Insurance will be increased by the amount in the Policy Account on the date of change. Such decreases and increases in the Face Amount of Insurance are made so that the death benefit remains the same on the date of change. There is no charge for this change.

Any changes will take effect at the beginning of the Policy Month that coincides with or next follows the date SAFECO approves the request. SAFECO has reserved the right to decline to make any change that is determined would cause the Policy to fail to qualify as life insurance under applicable tax law as interpreted by SAFECO. An Owner may ask for a change by completing an application for change and sending it to the Administrative Office.

TRANSFERS AMONG INVESTMENT OPTIONS

At the request of the Owner and subject to any conditions or requirements that SAFECO may impose, SAFECO will transfer amounts from the Policy Account value in any Investment Division to one or more other Investment Divisions of the Separate Account or to the Guaranteed Interest Division. The minimum amount that SAFECO will transfer from the Policy Account value in an Investment Division on any date is the lesser of $200.00 or the Policy Account value in that Investment Division on that date.

The Owner is permitted to transfer, on any Policy Anniversary, the Policy Account value from the unloaned value in the Guaranteed Interest Division to one or more Investment Divisions of the Separate Account. However, SAFECO will make such a transfer only if (1) SAFECO receives the request for transfer at least 30 days before that Policy Anniversary; and (2) the amount requested is not more than the greater of 25% of the unloaned value in the Guaranteed Interest Division on that Anniversary or $200.00. In no event will more than such unloaned value be transferred. The minimum amount that SAFECO will transfer from the Policy Account value in the Guaranteed Interest Division on any Policy Anniversary is the lesser of $200.00 or the unloaned value in the Guaranteed Interest Division on that date.

Twelve transfers may be made in a Policy Year without charge. After the first twelve transfers in a Policy Year, SAFECO may charge up to $25.00 for each additional transfer in that Policy Year. The current transfer fee is $25.00. The transfer charge will be allocated equally between the investment options from which the requested amounts were transferred. However, under certain systematic investing programs this charge will not be applicable.

All such requests must be in writing (or by telephone request, if authorized) to the Administrative Office. A transfer will take effect on the date SAFECO receives it at its Administrative Office, except that a transfer requested from the Guaranteed Interest Division will be made as of the Policy Anniversary following the date the request is received by SAFECO.

POLICY LOANS

The Owner may obtain a loan on the Policy while it has a loan value. The Policy will be the only security for the loan. The initial loan and each subsequent addition to the loan must be for at least $200.00. Any amount on loan is part of the Policy Account. The loan value on any date is the Cash Surrender Value on that date, less interest at the loan interest rate to the next Policy Anniversary. The amount of the loan may not be more than the loan value.

A request for a Policy loan must be in writing to the Administrative Office. The Owner can elect how much of the loan is to be allocated to the unloaned value in the Guaranteed Interest Division and to the value in each Investment Division. Such values will be determined on the date the request is received.

If a portion of the loan is allocated to an Investment Division of the Separate Account, SAFECO will redeem Units sufficient to cover that part of the loan and transfer the amount to the loaned portion of the Guaranteed Interest Division. SAFECO's practice is to credit interest on amounts securing loans at a rate 2% below the rate charged as loan interest during the first 12 Policy Years and at a rate equal to the rate charged thereafter. This results in a 2% net loan cost for Policy Years 1-12 and a zero net loan cost thereafter.

If the Owner does not elect an allocation, the loan will be allocated on the basis of the monthly deduction allocation percentages then in effect. If the loan cannot be allocated on the basis of the Owner's direction or those percentages, the loan will be based on the proportion that the unloaned value in the Guaranteed Interest Division and the values in the Investment Divisions of the Separate Account bear to the total unloaned value in the Policy Account.

Any amount that secures a loan remains part of the Policy Account, but is maintained in the loaned portions of the Guaranteed Interest Division.

LOAN INTEREST

Interest, payable in advance, will be charged on any Policy loan from the date of the loan and shall be due and payable on each Policy Anniversary. The rate is determined at the beginning of each Policy

Year and applies to any new or existing loan under the Policy during the Policy Year next following the date of determination.

The maximum loan interest rate for a Policy Year is the greater of: (1) the "Published Monthly Average," as defined below, for the calendar month that ends two months before the date of determination; or (2) 5%. "Published Monthly Average" means the Monthly Average Corporate Yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investors Service, Inc., or any successor thereto. If such averages are no longer published, SAFECO will use such other averages as may be established by regulation by the insurance supervisory official of the jurisdiction in which the Policy is delivered. In no event will the loan interest rate for a Policy Year be greater than the maximum rate permitted by applicable law.

No change in the rate shall be less than 1/2 of 1% a year. SAFECO may increase the rate whenever the maximum rate as determined by clause (1) of the preceding paragraph increases by 1/2 of 1% or more. SAFECO will reduce the rate to or below the maximum rate as determined by clause (1) if such maximum is lower than the rate to be charged by 1/2 of 1% or more.

SAFECO will notify the Owner of the initial loan interest rate when a loan is made. SAFECO will also give the Owner advance written notice of any increase in the interest rate of any outstanding loan. Loan interest is due on each Policy Anniversary. If the interest is not paid when due, it will be added to the outstanding loan and allocated on the basis of the deduction allocation percentages then in effect. If the allocation cannot be made on the basis of these percentages, the allocation will be based on the proportion that the unloaned value in the Guaranteed Interest Division and the values in the Investment Divisions bear to the total unloaned value in the Policy Account. The unpaid interest will then be treated as part of the loaned amount and will bear interest at the loan rate.

LOAN REPAYMENT

All or part of a Policy loan may be repaid at any time while the Primary Insured is alive and the Policy is in force. SAFECO will assume that any payment made, while a loan is outstanding, is a loan repayment, unless SAFECO is notified in writing that it is a premium payment. This does not apply to automatic bank withdrawal payments, as they will always be considered premium. Each loan repayment must be at least $50.00 with an exception for the final loan repayment which may be less.

Repayments will first be allocated to the Guaranteed Interest Division until loaned amounts that were allocated to the Guaranteed Interest Division have been repaid. Repayments above that amount will be allocated among the Guaranteed Interest Division and the Investment Divisions on the basis of the premium allocation percentages then in effect.

Failure to repay a Policy loan or to pay loan interest will not terminate the Policy unless the Net Cash Surrender Value is less than the monthly deduction due on a Monthly Policy Anniversary, in which case the Grace Period Provision would apply. (See "Premiums - Grace Period" on Page 11.)

A Policy loan will have a permanent effect on the benefits under the Policy even if it is repaid, because the investment results of the Investment Divisions will apply only to the amount remaining in such Investment Divisions. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Investment Divisions while the loan is outstanding, the effect could be favorable or unfavorable.

FULL CASH SURRENDER

The Owner may give up the Policy for its Net Cash Surrender Value at any time while the Primary

Insured is living. All insurance coverage will then cease. Upon a full cash surrender of the Policy, Surrender Charges may be incurred. (See "Charges and Deductions - Full Surrenders" on Page 13.)

PARTIAL CASH WITHDRAWAL

After the first Policy Year, an Owner may ask for a partial withdrawal of the Net Cash Surrender Value. Such partial withdrawal must be at least $400.00. A partial withdrawal will result in reductions in the death benefit, the Net Cash Surrender Value and the Policy Account. Such reductions are equal to the amount requested plus the partial withdrawal charge. (See "Charges and Deductions - Partial Withdrawals" on Page 13.)

Any request for a partial withdrawal must be in writing to the Administrative Office. The Owner may inform SAFECO of the amount of each partial withdrawal that is to come from the unloaned value in the Guaranteed Division and the amount that is to come from values in each Investment Division. If the Owner does not so inform SAFECO, the partial withdrawal will be made on the basis of the monthly allocation percentages then in effect. If SAFECO cannot make the partial withdrawal on the basis of the direction of the Owner or those percentages, the partial withdrawal will be based on the proportion that the unloaned value in the Guaranteed Interest Division and the values in the Investment Division bear to the total unloaned value in the Policy Account. The partial withdrawal charges will be allocated equally between the investment options from which the requested amounts were withdrawn.

SAFECO reserves the right to decline a request for a partial withdrawal if (a) the death benefit would be reduced below the minimum amount for which SAFECO would then issue a Policy; or (b) SAFECO determines that the partial withdrawal would cause the Policy to fail to qualify as life insurance under applicable tax law.


VALUATION
-------------------------------------------------------------------------------

The amount in the Policy Account in an Investment Division at any time is equal to the number of units attributable to the Policy Account in that Investment Division multiplied by the Division Unit Value at that time. Amounts allocated, transferred or added to an Investment Division are used to purchase units of that Division. Units are redeemed when amounts are deducted, transferred or withdrawn.

Unit Values for the Investment Divisions will be determined at the close of business on each day in which the degree of trading in the Portfolio of the Fund(s) might materially affect the net asset value of such Portfolio. Normally, this would be each day that the New York Stock Exchange is open. The Unit Value of an Investment Division on any business day is equal to the Unit Value for that Division on the immediately preceding business day multiplied by the net investment factor for that Division on that business day.

The net investment factor for an Investment Division on any business day is (a) divided by (b), minus (c), where:

(a) is the net asset value of the shares of the designated Portfolio at the close of business on each business day before any Policy transactions are made on that day, plus the per share amount of any dividend or capital gain distribution paid by the Portfolio;

(b) is the value of the assets in that Investment Division at the close of business on the immediately preceding business day after all Policy transactions were made for that day; and

(c) is a charge for the mortality and expense risks, plus any charge for that day for taxes or amounts set aside as a reserve for taxes.

A Unit Value may increase or decrease in value from business day to business day.


OTHER PROVISIONS
-------------------------------------------------------------------------------

OWNER

If the Primary Insured is living on the Final Policy Date, the Owner will receive the amount in the Policy Account on that date minus any outstanding loan and loan interest. The Policy will then end.

The Owner is entitled to exercise all the rights of the Policy while the Primary Insured is living. To exercise a right the Owner does not need the consent of anyone who has only a conditional or future ownership interest in the Policy.

BENEFICIARY

If two or more persons are named as Beneficiary, those who survive the insured will share the insurance benefits equally, unless other arrangements have been made. If there is no designated Beneficiary living at the death of the insured, the benefits will be paid to the Owner or Owner's estate.

If any Beneficiary dies within 60 days after the insured, and before payment of any proceeds, payment will be made as though the Beneficiary had died before the insured. The Beneficiary designation may include provisions that replace the ones described here.

CHANGING OWNER OR BENEFICIARY

While the insured is living, the Owner or Beneficiary may be changed by providing written notice from the Policy Owner to the Administrative Office. Such a change will be effective when written notice is received and recorded and will control payment of proceeds made after that time.

ASSIGNMENT

The Policy may be assigned, but SAFECO will not be bound by an assignment unless it has received such assignment in writing. The Owner's rights and those of any other person under the Policy will be subject to the assignment. SAFECO assumes no responsibility for the validity of an assignment. A collateral assignment will not change ownership. An absolute assignment will be considered as a change of ownership to the assignee.


ADMINISTRATION OF THE POLICIES
-------------------------------------------------------------------------------

SAFECO has primary responsibility for all administration of the Policies and the Separate Account. SAFECO has, however, retained Financial Administrative Services, Inc. ("FAS") pursuant to a servicing agreement to provide certain administrative services to SAFECO and its policyholders. On December 31, 1993, PM Holdings, Inc., a holding company owned by Phoenix Home Life Mutual Insurance Company, bought Fleet Administrative Services, Inc., and renamed the company Financial Administrative Services, Inc., Prior to December 31, 1993, FAS was owned by Fleet Financial Group. The address of the Administrative Office referenced in this Prospectus is P.O. Box 30349 Hartford, Connecticut 06150-0349. This office has been established and is managed by FAS on behalf of SAFECO and other life insurance companies which enter into similar servicing agreements with FAS.

FAS provides to SAFECO administration, electronic data processing and policyholder services that are normally required for the Policies. All such services are performed in accordance with the guidelines and standards established by SAFECO.


DELAY OF PAYMENTS
-------------------------------------------------------------------------------

SAFECO will generally pay Policy proceeds within seven business days of receipt of a completed request for such payment. However, SAFECO reserves the right to postpone surrender payments and loans from the Guaranteed Interest Division for up to six months. SAFECO reserves the right to postpone any type of payment from the Separate Account for any period when:

1. the New York Stock Exchange is closed other than customary weekend and holiday closings;

2.    trading on the Exchange is restricted;

3. an emergency exists as a result of which it is not reasonably practicable to dispose of securities held in the Separate Account or determine their value; or

4. the Securities and Exchange Commission so permits delay for the protection of security holders.

The applicable rules of the Securities and Exchange Commission shall govern as to whether the conditions in 2 and 3 exist.


MANAGEMENT OF THE COMPANY
-------------------------------------------------------------------------------

The following are the Officers and Directors of SAFECO:

OFFICERS
NAME AND PRINCIPAL                        POSITION AND OFFICES
BUSINESS ADDRESS *                        WITH SAFECO
------------------                        -----------
Roger H. Eigsti                           Chairman of the Board
Richard E. Zunker                         President
Boh A. Dickey                             Executive Vice President
John P. Fenlason                          Senior Vice President
James T. Flynn                            Vice President, Controller and Assistant Secretary
I. Richard Green                          Vice President
Roger F. Harbin                           Senior Vice President and Actuary
Michael J. Kinzer                         Vice President and Chief Actuary
Rod A. Pierson                            Senior Vice President and Secretary

DIRECTORS
NAME AND PRINCIPAL                        POSITION AND OFFICES
BUSINESS ADDRESS *                        WITH SAFECO
------------------                        -----------
Donald S. Chapman                         Director
Dan D. McLean                             Director
Boh A. Dickey                             Director
Roger H. Eigsti                           Director
James T. Flynn                            Director
Rod A. Pierson                            Director
James W. Ruddy                            Director
Robert L. Spalding                        Director
Robert W. Swegle                          Director
Richard E. Zunker                         Director

* The business address for Messrs. Zunker, Fenlason, Flynn, Green, Harbin, and Kinzer is 15411 N.E. 51st Street, Redmond, Washington 98052. The business address for all other individuals listed is SAFECO Plaza, Seattle, Washington 98185.


TAX STATUS
-------------------------------------------------------------------------------

NOTE:The following description is based upon SAFECO's understanding of current federal income tax law applicable to life insurance in general. SAFECO cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"), defines the term "life insurance contract" for purposes of the Code. SAFECO believes that the Policies to be issued will qualify as "life insurance contracts" under Section 7702. SAFECO does not guarantee the tax status of the Policies. Purchasers bear the complete risk that the Policies may not be treated as "life insurance" under federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this Prospectus may be applicable in certain situations.


INTRODUCTION

The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon SAFECO's understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

SAFECO is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from SAFECO and its operations form a part of SAFECO.

DIVERSIFICATION

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax on the Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. The Code contains a safe harbor provision which provides that life insurance policies such as the Policies meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five (55%) percent of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. There is an exception for securities issued by the U.S. Treasury in connection with variable life insurance policies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.
Section 1.817-5), which establish diversification requirements for the investment portfolios underlying variable contracts such as the Policies. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the

Regulations, an investment portfolio will be deemed adequately diversified if:
(i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (iii) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of these Regulations, all securities of the same issuer are treated as a single investment.

The Technical and Miscellaneous Revenue Act of 1988 ("TAMRA") provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

SAFECO intends that each Portfolio of the Funds underlying the Policies will be managed by Fidelity Management in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Separate Account will cause the Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Policy. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Owner control which may be exercised under the Policy is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the owner of the assets of the Separate Account.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Owner being retroactively determined to be the owner of the assets of the Separate Account.

Due to the uncertainty in this area, SAFECO reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

TAX TREATMENT OF THE POLICY

The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. Section 7702 of the Code requires the use of reasonable mortality and other expense charges. In establishing these charges, SAFECO has relied on the interim guidance provided in IRS Notice 88-128 and proposed regulations issued on July 5, 1991. Currently, there is even less guidance as to a Policy issued on a substandard risk basis and thus it is even less clear whether a Policy issued on such basis would meet the requirements of Section 7702 of the Code.

While SAFECO has attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not concur with SAFECO's interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. Owners should consult their tax advisers with respect to the tax consequences of purchasing the Policy.

POLICY PROCEEDS

The tax treatment accorded to loan proceeds and/or surrender payments from the Policies will depend on whether the Policy is considered to be a modified endowment contract. (See "Tax Treatment of Loans and Surrenders.") Otherwise, SAFECO believes that the Policy should receive the same federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is excludable from the gross income of the Beneficiary under Section 101(a) of the Code. Also, the Owner is not deemed to be in constructive receipt of the Policy Account or Cash Surrender Value, including increments thereon, under a Policy until there is a distribution of such amounts.

Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each Owner or Beneficiary.

TAX TREATMENT OF LOANS AND SURRENDERS

Section 7702A of the Code sets forth the rules for determining when a life insurance policy will be deemed to be a modified endowment contract. A modified endowment contract is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven (7) level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a Policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven Policy years; or (2) the crediting of interest or other earnings (including policyholder dividends) with respect to such premiums.

Furthermore, any Policy received in exchange for a Policy classified as a modified endowment contract will be treated as a modified endowment contract regardless of whether it meets the 7-pay test. The status of an exchange of a contract issued before June 21, 1988 is unclear, however, the Internal Revenue Service has taken the position in a Private Letter Ruling that a contract received in an exchange on or after June 21, 1988 will be considered as entered into as of the date of the exchange and therefore subject to Section 7702A.

Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a modified endowment contract depends on the individual circumstances of each Policy.

If the Policy is classified as a modified endowment contract, then surrenders and/or loan proceeds are taxable to the extent of income in the Policy. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Loan proceeds and/or surrender payments may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions: (1) made on or after the date on which the taxpayer reaches age 59 1/2; (2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or (3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary.

If a Policy is not classified as a modified endowment contract, then any surrenders shall be treated first as a recovery of the investment in the Policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the Policy within the first fifteen years after the Policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the Policy.

Any loans from a Policy which is not classified as a modified endowment contract, will be treated as indebtedness of the Owner and not a distribution. Personal interest payable on a loan under a Policy owned by an individual is generally not deductible. Furthermore, no deduction will be allowed for interest on loans under Policies covering the life of any employee or officer of the taxpayer or any person financially interested in the business carried on by the taxpayer to the extent the indebtedness for such employee, officer or financially interested person exceeds $50,000. The deductibility of interest payable on Policy loans may be subject to further rules and limitations under Sections 163 and 264 of the Code.

Policy Owners should seek competent tax advice on the tax consequences of taking loans, distributions or surrendering any Policy.

MULTIPLE POLICIES

TAMRA further provides that multiple modified endowment contracts that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one modified endowment contract for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of contracts. Policy Owners should consult a tax adviser prior to purchasing more than one Modified Endowment Contract in any calendar year period.

TAX TREATMENTS OF ASSIGNMENTS

An assignment of a Policy may be a taxable event. Policy Owners should therefore consult competent tax advisers should they wish to assign their Policies.

QUALIFIED PLANS

The Policies may be used in conjunction with certain qualified plans. Because the rules governing such use are complex, a purchaser should not do so until he has consulted a competent qualified plans consultant.


SEPARATE ACCOUNT VOTING RIGHTS
-------------------------------------------------------------------------------

In accordance with its view of present applicable law, SAFECO will vote the shares with respect to each Fund Portfolio held in the Separate Account at regular and special meetings of the shareholders of the Fund in accordance with instructions received from persons having the voting interest in the Separate Account. SAFECO will vote shares with respect to each Fund Portfolio, for which it has not received instructions, in the same proportion as it votes shares for which it has received instructions. SAFECO will vote shares of the Fund Portfolios which it owns in the same proportion as it votes shares for which it has received instructions.

However, if the Investment Company Act of 1940 or any Regulation thereunder should be amended or if the present interpretation thereof should change, and as a result SAFECO determines that it is permitted to vote the shares of the Funds in its own right, it may elect to do so.

The voting interests of the Owner (or the Beneficiary) in the Funds will be one vote for each share. The number of shares will be determined as follows: The Policy Account allocated to the Investment Division will be divided by the net asset value of one share of the corresponding Fund Portfolio as of the record date for the shareholder meeting of the Fund. Fractional votes are counted. Policy Account values in the Guaranteed Interest Division will not be considered in determining the voting interests of the Owner.

The number of shares which a person has a right to vote will be determined as of the record date set by the Fund's Board which must be at least 14 days and not more than 90 days prior to the meeting of the Fund.

Each person having the voting interest in the Separate Account will receive periodic reports relating to the Fund(s) in which he or she has an interest, proxy material and a form with which to give such voting instructions with respect to the proportion of the shares held in the Separate Account corresponding to his or her interest in the Separate Account.


DISREGARD OF VOTING INSTRUCTIONS
-------------------------------------------------------------------------------
SAFECO may, when required to do so by state insurance authorities, vote shares of the Fund without regard to instructions from Owners if such instructions would require such shares to be voted to cause any Portfolio of the Funds to make (or refrain from making) investments which would result in changes in the sub-classification or investment objectives of the Funds or a Portfolio.
SAFECO may also disapprove changes in the investment policy initiated by the Owners or Trustees of the Funds, if such disapproval is reasonable and is based on a good faith determination by SAFECO that the change would violate state law or the change would not be consistent with the investment objective of the Funds or Portfolio or which varies from the general quality and nature of investments and investment techniques used by other funds with similar investment objectives underlying other separate accounts of SAFECO or of an affiliated life insurance company. In the event that SAFECO does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semi-annual report to Owners


DISTRIBUTION OF THE POLICIES
-------------------------------------------------------------------------------

The Policy is sold by licensed insurance agents, where the Policy may be lawfully sold, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

The Policy will be distributed through the principal underwriter for the Separate Account, SAFECO Securities, Inc., P.O. Box 34890, Seattle, Washington 98124-1890, a wholly-owned subsidiary of SAFECO Corporation. Prior to April 29, 1994, PNMR Securities, Inc., an affiliate of SAFECO Securities, acted as principal underwriter for the Separate Account. SAFECO pays commissions to the selling broker dealers which may vary.

The commissions paid to registered representatives on the sale of the Policies are not more than 60% of the premiums paid in the first year nor more than 3% during renewal years. In addition to commissions, overrides and bonuses may be paid to the distributors of the Policies. There are no separate deductions, other than previously described, to pay sales commissions or sales expenses.


REPORTS TO POLICY OWNERS
-------------------------------------------------------------------------------
SAFECO will send to each Owner unaudited semi-annual and audited annual reports of the Separate Account. Within 30 days after each Policy Anniversary, an annual statement will be sent to each Owner. The statement will show the current amount of death benefits payable under the Policy, the current value of the Policy Account, the current Cash Surrender Value and any loan, including loan interest. The statement will also show premiums paid, investment returns and all charges deducted during the Policy Year.


LEGAL PROCEEDINGS
-------------------------------------------------------------------------------

There are no legal proceedings to which the Separate Account or the Principal Underwriter is a party. On January 9, 1995, a class action seeking actual and punitive damages was brought by an owner of a qualified pension annuity contract, DeVoy v. SAFECO Life Insurance Company, Case No. 684407 pending in the Superior Court of California, County of San Diego. With respect to such contracts plaintiffs challenge both the representations as to interest rates and the calculation of interest. This action does not directly involve the Separate Account described herein. The Company is defending against the action. SAFECO is also engaged in various kinds of routine litigation which, in the opinion of SAFECO, is not of material importance in relation to the total capital and surplus of SAFECO.


EXPERTS
-------------------------------------------------------------------------------

The financial statements of the Separate Account and SAFECO appearing in this Prospectus and Registration Statement have been audited by Ernst & Young, independent auditors, as set forth to the extent indicated in their reports thereon appearing elsewhere herein and in the Registration Statement and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


LEGAL OPINIONS
-------------------------------------------------------------------------------

Legal matters in connection with the Policy described herein are being passed upon by the law firm of Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut.


FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

The financial statements of SAFECO that are included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing upon the investment experience of the Investment Divisions of the Separate Account. The Separate Account contains certain Investment Divisions which invest in shares of The Hudson River Trust, but financial statements for these Divisions have been omitted because these Divisions are not available under this Prospectus.

                      (This page intentionally left blank)

                    Audited Consolidated Financial Statements

                          SAFECO LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                      For the Year Ended December 31, 1994+

          +Registrant's Audited Consolidated Financial Statements were filed with the SEC on or about June 16, 1995.

                               SEPARATE ACCOUNT SL

                                DECEMBER 31, 1994

                                TABLE OF CONTENTS

Statement of Assets and Liabilities . . . . . . . . . . .  A-3

Statement of Operations . . . . . . . . . . . . . . . . .  A-4

Statement of Changes in Net Assets  . . . . . . . . . . .  A-5

Notes to Financial Statement  . . . . . . . . . . . . . .  A-6

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Directors of SAFECO Life Insurance Company and
Certain Unitholders of Separate Account SL

We have audited the accompanying statement of assets and liabilities of certain divisions of Separate Account SL (comprising, respectively, the Growth, Money Market, Equity-Income, Overseas, High Income, Investment Grade Bond, Asset Manager and Index 500 divisions) as of December 31, 1994, and the statement of operations for the year then ended, and the statement of changes in net assets for the year then ended and for the year or period ended December 31, 1993. These financial statements are the responsibility of Separate Account SL's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994, by correspondence with Fidelity Management & Research Company. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of certain divisions of Separate Account SL as listed above at December 31, 1994, and the results of their operations and the changes in their net assets for the periods referred to above, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP
------------------------
Seattle, Washington
February 10, 1995


                       See Notes to Financial Statements

SEPARATE ACCOUNT SL
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

                                                                    MONEY            EQUITY
                                                 GROWTH             MARKET           INCOME            OVERSEAS        HIGH INCOME
                                                DIVISION           DIVISION         DIVISION           DIVISION          DIVISION
NET ASSETS:
Investments at value in:
Variable Insurance Products Fund
     Cost:
       Growth Portfolio -        $3,881,147    $ 3,944,872
       Money Market Portfolio -   1,920,074                       $1,920,074
       Equity Income Portfolio -  1,887,898                                         $1,889,199
       Overseas Portfolio -       2,058,582                                                           $2,029,570
       High Income Portfolio -      275,716                                                                                $274,431

Due (To) From SAFECO LIFE                           (9,330)              601               (98)             (125)                (1)
                                               -----------       -----------       -----------       -----------       ------------

Net Assets ................................    $ 3,935,542       $ 1,920,675       $ 1,889,101       $ 2,029,445       $    274,430
                                               ===========       ===========       ===========       ===========       ============

Units Outstanding .........................     28,380.016        17,635.916        12,330.786        16,429.958          2,602.339
                                               ===========       ===========       ===========       ===========       ============

Unit Value and Redemption Price Per Unit...    $   138.673       $   108.907       $   154.013       $   123.521       $    105.455
                                               ===========       ===========       ===========       ===========       ============

SEPARATE ACCOUNT SL
STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 1995

                                                        INVESTMENT       ASSET
                                                        GRADE BOND      MANAGER             INDEX 500
                                                         DIVISION       DIVISION            DIVISION
NET ASSETS: (CONTINUED)
Investments at value in:
Variable Insurance Products Fund II
     Cost:
       Investment Grade Bond Portfolio - $761,537       $ 745,448
       Asset Manager Portfolio -        5,423,952                      $5,254,259
       Index 500 Portfolio -              176,500                                        $    178,226
Due (To) From SAFECO LIFE                                   1,569             (683)                (3)
                                                         ---------       ----------       ------------
Net Assets ......................................       $ 747,017       $5,253,576       $    178,223
                                                         =========       ==========       ============

Units Outstanding ...............................       6,742.880       40,875.270          1,693.511
                                                        =========       ==========       ============

Unit Value and Redemption Price Per Unit.........       $ 110.786       $  128.527       $    105.239
                                                        =========       ==========       ============

                       See Notes to Financial Statements

SEPARATE ACCOUNT SL
STATEMENT OF OPERATIONS

                                                                                YEAR ENDED
                                                                             DECEMBER 31, 1994
                                                       ------------------------------------------------------------
                                                                          MONEY           EQUITY
                                                         GROWTH          MARKET           INCOME           OVERSEAS
                                                        DIVISION        DIVISION         DIVISION          DIVISION
INVESTMENT INCOME:

Dividends ........................................     $ 127,034        $  44,907        $  78,864        $   3,152

Expenses (Note 3):
     Mortality and Expense Risk Charge ...........       (24,528)          (9,229)         (11,537)         (11,227)
                                                       ---------        ---------        ---------        ---------

Net Investment Income (Loss) .....................       102,506           35,678           67,327           (8,075)
                                                       ---------        ---------        ---------        ---------

                       See Notes to Financial Statements

SEPARATE ACCOUNT SL
STATEMENT OF OPERATIONS



NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
                                                                                YEAR ENDED
                                                                            DECEMBER 31, 1994
                                                       -----------------------------------------------------------
                                                                         MONEY           EQUITY
                                                        GROWTH           MARKET          INCOME           OVERSEAS
                                                       DIVISION         DIVISION        DIVISION          DIVISION
Net Realized Gain (Loss) on Investments ...........       57,066             --              9,581           42,122

Net Increase (Decrease) in Unrealized
Appreciation of Investments .......................     (138,699)            --             (9,817)         (70,257)
                                                       ---------        ---------        ---------        ---------

Net Gain (Loss) on Investments ....................      (81,633)            --               (236)         (28,135)
                                                       ---------        ---------        ---------        ---------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS: .................................     $  20,873        $  35,678        $  67,091        $ (36,210)
                                                       =========        =========        =========        =========

                       See Notes to Financial Statements

                                      A-4a

SEPARATE ACCOUNT SL
STATEMENT OF OPERATIONS (CONTINUED)

                                                                        YEAR ENDED
                                                                     DECEMBER 31, 1994
                                              --------------------------------------------------------------
                                               INVESTMENT        ASSET
                                               GRADE BOND       MANAGER        HIGH INCOME      INDEX 500
                                                DIVISION        DIVISION        DIVISION         DIVISION
INVESTMENT INCOME:

Dividends .................................   $     684        $ 163,105        $  12,138        $      56

Expenses (Note 3):
     Mortality and Expense Risk Charge ....      (3,433)         (38,558)          (1,424)            (748)
                                              ---------        ---------        ---------        ---------


Net Investment Income (Loss) ..............      (2,749)         124,547           10,714             (692)
                                              ---------        ---------        ---------        ---------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

Net Realized Gain (Loss) on Investments ...      (3,055)          63,196          (12,662)             (59)

Net Increase (Decrease) in Unrealized
Appreciation of Investments ...............     (12,610)        (500,150)          (3,924)           2,104
                                              ---------        ---------        ---------        ---------


Net Gain (Loss) on Investments ............     (15,665)        (436,954)         (16,586)           2,045
                                              ---------        ---------        ---------        ---------

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS: ..........................   ($ 18,414)       ($312,407)       ($  5,872)       $   1,353
                                              =========        =========        =========        =========


                       See Notes to Financial Statements

                                     A-4.a

SEPARATE ACCOUNT SL
STATEMENT OF CHANGES IN NET ASSETS

                                                    GROWTH DIVISION         MONEY MARKET DIVISION          EQUITY INCOME DIVISION
                                                    ---------------         ---------------------          ----------------------
                                                      YEAR ENDED                 YEAR ENDED                     YEAR ENDED
                                                      DECEMBER 31                DECEMBER 31                    DECEMBER 31

                                                1994           1993           1994           1993           1994           1993
                                             -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:

Net Investment Income (Loss) ..............  $   102,506    $     4,405    $    35,678    $     5,974    $    67,327    $     9,023

Net Realized Gain (Loss) on Investments ...       57,066         50,105           --             --            9,581         31,642

Net Increase (Decrease) in Unrealized
Appreciation of Investments ...............     (138,699)       143,181           --             --           (9,817)        14,399
                                             -----------    -----------    -----------    -----------    -----------    -----------


Net Increase in Net Assets
Resulting from Operations .................       20,873        197,691         35,678          5,974         67,091         55,064

FROM POLICY RELATED TRANSACTIONS:
Transfers in from Net Premiums ............    1,910,899      1,016,749      3,919,546      1,736,763        960,415        474,967
Transfers out for
Policy Related Transactions ...............     (569,996)      (213,874)      (205,822)       (65,512)      (252,613)      (139,128)
Transfers between Separate Account
SL's Divisions and (to) from
Guaranteed Interest Division, Net .........      628,926        322,611     (2,427,022)    (1,371,535)       258,714        346,707
Gain /(Loss) Attributable to SAFECO LIFE ..       (9,288)          (266)           590           (864)          (228)           549
                                             -----------    -----------    -----------    -----------    -----------    -----------

Net Increase in Net Assets
from Policy Related Transactions ..........    1,960,541      1,125,220      1,287,292        298,852        966,288        683,095
                                             -----------    -----------    -----------    -----------    -----------    -----------


Net Increase (Decrease) in Net Assets .....    1,981,414      1,322,911      1,322,970        304,826      1,033,379        738,159

Net Assets, Beginning of Period ...........    1,954,128        631,217        597,705        292,879        865,722        127,563
                                             -----------    -----------    -----------    -----------    -----------    -----------


Net Assets, End of Period .................  $ 3,935,542    $ 1,954,128    $ 1,920,675    $   597,705    $ 1,899,101    $   865,722
                                             ===========    ===========    ===========    ===========    ===========    ===========


                       See Notes to Financial Statements

SEPARATE ACCOUNT SL
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                 INVESTMENT
                                                  OVERSEAS DIVISION          GRADE BOND DIVISION         ASSET MANAGER DIVISION
                                                  -----------------          -------------------         ----------------------
                                                     YEAR ENDED                  YEAR ENDED                   YEAR ENDED
                                                     DECEMBER 31                 DECEMBER 31                  DECEMBER 31

                                                 1994         1993           1994           1993           1994           1993
                                             -----------   -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) ..............  $    (8,075)  $      (129)   $    (2,749)   $     9,945    $   124,547    $    31,332

Net realized Gain (Loss) on Investments ...       42,122           908         (3,055)           226         63,196         24,222

Net Increase (Decrease) in Unrealized
Appreciation of Investments ...............      (70,257)       41,851        (12,610)         9,898       (500,150)   $   284,623
                                             -----------   -----------    -----------    -----------    -----------    -----------


Net increase in Net Assets
Resulting from Operation ..................      (36,210)       42,630        (18,414)        20,069       (312,407)       340,177

FROM POLICY RELATED TRANSACTIONS:
Transfers in from Net Premiums ............    1,077,937       240,870        248,878        132,240      2,668,069      1,588,238
Transfers out for
Policy Related Transactions ...............     (186,589)      (28,701)       (54,190)       (62,785)      (897,234)      (245,152)
Transfers between Separate Account
SL's Divisions and (to) from
Guaranteed Interest Division, Net .........      683,921       182,828        341,249       (104,540)       709,041        556,855
Gain /(Loss) Attributable to SAFECO LIFE ..         (112)          675          1,582           (125)          (543)         2,736
                                             -----------   -----------    -----------    -----------    -----------    -----------

Net Increase (Decrease) in Net Assets
from Policy Related Transactions ..........    1,575,157       395,672        537,519        (35,210)     2,479,333      1,902,677
                                             -----------   -----------    -----------    -----------    -----------    -----------

Net Increase (Decrease) in Net Assets .....    1,538,947       438,302        519,105        (15,141)     2,166,926      2,242,854

Net Assets, Beginning of Period ...........      490,498        52,196        227,912        243,053      3,086,650        843,796
                                             -----------   -----------    -----------    -----------    -----------    -----------


Net Assets, End of Period .................  $ 2,029,445   $   490,498    $   747,017    $   227,912    $ 5,253,576    $ 3,086,650
                                             ===========   ===========    ===========    ===========    ===========    ===========

                       See Notes to Financial Statements

                                     A-5.a

SEPARATE ACCOUNT SL
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                              HIGH INCOME DIVISION         INDEX 500 DIVISION
                                              --------------------         ------------------
                                            YEAR ENDED   PERIOD ENDED   YEAR ENDED      PERIOD ENDED
                                            DECEMBER 31  DECEMBER 31    DECEMBER 31     DECEMBER 31

                                               1994        1993 (1)        1994          1993 (1)
                                             ---------     ---------    ---------       ---------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:

Net Investment Income (Loss) ..............  $  10,714     $    (167)   $    (692)      $     757

Net Realized Gain (Loss) on Investments ...    (12,662)           98          (59)            108

Net Increase (Decrease) in Unrealized
Appreciation of Investments ...............     (3,924)        2,640        2,104            (380)
                                             ---------     ---------    ---------       ---------


Net Increase (Decrease) in Net Assets
Resulting from Operations .................     (5,872)        2,571        1,353             485

FROM POLICY RELATED TRANSACTIONS:

Transfers in from Net Premiums ............    151,556        11,117      114,712          14,950
Transfers out for
Policy Related Transactions ...............    (35,295)       (3,137)     (20,731)         (2,903)
Transfers between Separate Account
SL's Divisions and (to) from
Guaranteed Interest Division, Net .........     96,388        57,082       55,506          14,842
Gain /(Loss) Attributable to SAFECO LIFE ..          1            19           (3)             12
                                             ---------     ---------    ---------       ---------

Net Increase in Net Assets
from Policy Related Transactions ..........    212,650        65,081      149,484          26,901
                                             ---------     ---------    ---------       ---------


Net Increase in Net Assets ................    206,778        67,652      150,837          27,386

Net Assets, Beginning of Period ...........     67,652          --         27,386            --
                                             ---------     ---------    ---------       ---------


Net Assets, End of Period .................  $ 274,430     $  67,652    $ 178,223       $  27,386
                                             =========     =========    =========       =========


(1) For the period from date of inception (April 30, 1993) through December 31, 1993.

                       See Notes to Financial Statements

                                     A-5.b

SEPARATE ACCOUNT SL
NOTES TO FINANCIAL STATEMENTS

1)  ORGANIZATION

    Separate Account SL (Account SL) is a separate account of SAFECO Life Insurance Company (SAFECO), a wholly-owned subsidiary of SAFECO Corporation, and is a unit investment trust registered under the Investment Company Act of 1940, as amended.

    Account SL was formed by SAFECO to support the operations of its variable life insurance policies (Policies). SAFECO Securities, Inc., a wholly-owned subsidiary of SAFECO Corporation, is the principal underwriter of the Policies issued through Account SL. The assets of Account SL are the property of SAFECO and such assets applicable to the Policies will not be chargeable with liabilities arising out of any other business SAFECO may conduct.

    Account SL consists of sixteen investment divisions, the original six of which (the Common Stock, Money Market, Balanced, Aggressive Stock, High Yield and Global) are invested in shares of designated portfolios of The Hudson River Trust (HRT), an open-end diversified management investment company registered under the Investment Company Act of 1940. Activity in the six original divisions is restricted to Policies sold prior to September 30, 1991.

    The remaining ten investment divisions are invested in designated Portfolios of either Variable Insurance Products Fund (VIP) or Variable Insurance Products Fund II (VIP II). These eight investment divisions are available to Policies sold on or after September 30, 1991.

    The financial statements included herein present only those investment divisions related to Policies purchased on or after September 30, 1991. The financial statement of the remaining investment divisions are presented separately.

    Unitholders are permitted to transfer their accounts to other investment divisions in Account SL and tothe guaranteed investment division, which is not part of Account SL.

2)  SIGNIFICANT ACCOUNTING POLICIES

    SECURITY VALUATION. Investments in shares are valued at the net asset value of the respective Portfolio.

    SECURITY TRANSACTIONS. Investment transactions are recorded on the trade date. Realized gains (losses) on sales of shares are determined on the basis of identified cost. Net investment income and net realized and unrealized gain (loss) on investments are allocated to the contracts on a pro rata basis.

    FEDERAL INCOME TAXES. The operations of Account SL are included in the Federal Income Tax return of SAFECO. Under the provisions of the Policies, SAFECO has the right to charge Account SL for Federal Income Tax attributable to Account SL. No charge is currently being made against Account SL for such tax since, under current tax law, SAFECO pays no tax on investment income and capital gains reflected in variable life insurance policy reserves.

3)  EXPENSES

    SAFECO assumes mortality and expense risks related to the operations of Account SL and deducts a charge from the assets of Account SL at an annual rate of .90% of policyowners' net assets to cover these risks. SAFECO also makes deductions from premiums for administrative expenses and state premium taxes before amounts are allocated to Account SL.

 SEPARATE ACCOUNT SL
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

 4) UNIT ACTIVITY

                                   GROWTH DIVISION *      MONEY MARKET DIVISION   EQUITY INCOME DIVISION *
                                   -----------------      ---------------------   ------------------------

                                     YEAR ENDED                YEAR ENDED                YEAR ENDED
                                     DECEMBER 31               DECEMBER 31               DECEMBER 31

                                   1994         1993         1994         1993         1994         1993
                                 -------      -------      -------      -------      -------      -------
UNITS:
     Units Sold ...............   18,069       10,529       34,466       16,584        7,896        5,927
     Units Redeemed ...........   (3,652)      (1,631)     (22,500)     (13,756)      (1,530)        (992)
                                 -------      -------      -------      -------      -------      -------

     Net Increase (Decrease) ..   14,417        8,898       11,966        2,828        6,366        4,935
                                 =======      =======      =======      =======      =======      =======





                                                               INVESTMENT
                                 OVERSEAS DIVISION *      GRADE BOND DIVISION     ASSET MANAGER DIVISION *
                                 -------------------      -------------------     ------------------------

                                     YEAR ENDED                YEAR ENDED                YEAR ENDED
                                     DECEMBER 31               DECEMBER 31               DECEMBER 31

                                   1994         1993         1994         1993         1994         1993
                                 -------      -------      -------      -------      -------      -------
UNITS:
     Units Sold ...............   13,642        3,679        5,214        1,160       24,565       16,635
     Units Redeemed ...........   (1,215)        (255)        (433)      (1,499)      (6,041)      (1,614)
                                 -------      -------      -------      -------      -------      -------

     Net Increase (Decrease) ..   12,427        3,424        4,781         (339)      18,524       15,021
                                 =======      =======      =======      =======      =======      =======


 *Officers of SAFECO have minor investments in this division at December 31, 1994.

SEPARATE ACCOUNT SL
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4) UNIT ACTIVITY (CONTINUED)

                                      HIGH INCOME DIVISION         INDEX 500 DIVISION
                                      --------------------         ------------------

                                 YEAR ENDED       PERIOD ENDED  YEAR ENDED      PERIOD ENDED
                                 DECEMBER 31      DECEMBER 31   DECEMBER 31     DECEMBER 31
                                 -----------      -----------   -----------     -----------

                                    1994           1993 (1)        1994          1993 (1)
                                 -----------      -----------   -----------     -----------
UNITS:
     Units Sold ................    2,287              656         1,612              289
     Units Redeemed ............     (311)             (30)         (179)             (28)
                                   ------           ------        ------           ------

     Net Increase (Decrease) ...    1,976              626         1,433              261
                                   ======           ======        ======           ======


(1) For the period from date of inception (April 30, 1993) through December 31, 1993.

                                      A-7a

SEPARATE ACCOUNT SL
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                         YEAR ENDED
5) INVESTMENT TRANSACTIONS                            DECEMBER 31, 1994
                             ---------------------------------------------------------------------

                               GROWTH           MONEY MARKET      EQUITY INCOME        OVERSEAS
                              PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO

Purchases ...............    $ 2,479,464        $ 3,339,005        $ 1,523,643        $ 1,810,998
                             ===========        ===========        ===========        ===========

Sales ...................    $  (407,129)       $(2,016,625)       $  (489,801)       $  (243,802)
                             ===========        ===========        ===========        ===========

Number of Shares Owned
at December 31, 1994             181,875          1,920,074            123,726            129,519
                             ===========        ===========        ===========        ===========


                                                         YEAR ENDED
                                                      DECEMBER 31, 1994
                             ---------------------------------------------------------------------

                              INVESTMENT
                              GRADE BOND       ASSET MANAGER       HIGH INCOME         INDEX 500
                              PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO

Purchases ...............    $   669,938        $ 3,405,232        $   410,982        $   169,204
                             ===========        ===========        ===========        ===========

Sales ...................    $   136,750        $  (800,809)       $   187,617        $    20,410
                             ===========        ===========        ===========        ===========

Number of Shares Owned
                #VALUE            67,645            381,019             25,505              3,170
                             ===========        ===========        ===========        ===========


6) UNIT VALUES

The following are unit values attributable to unitholders as of the date indicated:

                                GROWTH         MONEY MARKET       EQUITY INCOME        OVERSEAS
                               DIVISION          DIVISION           DIVISION           DIVISION

December 31, 1991 .......    $   109.196        $   100.078        $   106.881            N/A *
December 31, 1992 .......        118.301            103.032            123.900        $    90.087
December 31, 1993 .......        139.950            105.409            145.146            122.522
December 31, 1994 .......        138.673            108.907            154.013            123.521

                               INVESTMENT
                               GRADE BOND      ASSET MANAGER       HIGH INCOME         INDEX 500
                               DIVISION          DIVISION           DIVISION           DIVISION

December 31, 1991 .......        N/A *          $   103.882            N/A *              N/A *
December 31, 1992 .......    $   105.619            115.113            N/A *              N/A *
December 31, 1993 .......        116.148            138.097        $   108.076        $   105.094
December 31, 1994 .......        110.786            128.527            105.455            105.239


*N/A Unit values are shown beginning the first year end and after inception of the respective division.

HYPOTHETICAL ILLUSTRATIONS
-------------------------------------------------------------------------------

OF DEATH BENEFITS, POLICY ACCOUNT, CASH SURRENDER VALUES, AND ACCUMULATED
PREMIUMS

The following tables have been prepared to show how the key financial elements of the Policy work. The tables show how death benefits, Policy Account and Cash Surrender Values (policy benefits) could vary over an extended period of time if the Investment Division of the Separate Account had constant hypothetical gross annual investment returns of 0%, 6% or 12% over the years covered by each table. The policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0%, 6% or 12% over a period of years, but went above or below those figures in individual Policy Years. The Policy benefits will also differ, depending on the premium allocations to each Investment Division, if the overall actual rates of return averaged 0%, 6% or 12%, but went above or below those figures for the individual Investment Divisions. The tables are for preferred and standard risk male non-smokers. Planned premium payments are assumed to be paid at the beginning of each Policy Year. The difference between the Policy Account and the Cash Surrender Value in the first ten years is the surrender charge. The Policy Account amounts reflect the front-end charges.

The tables illustrates cost of insurance and expense charges (Policy cost factors) at both the current rates and the maximum rates guaranteed in the Policies. The amounts shown at the end of each Policy Year reflect a daily charge against the Investment Divisions. This charge includes a .90% charge against the Separate Account for mortality and expense risks; the effect on each Division's investment experience of the charge to Funds' assets for investment management (.52%, an average of the 1993 actual investment management fees charged to the various Portfolios of the Funds); and .15% direct Funds' operating expenses. The effect of these adjustments is that on a 0% gross rate of return the net rate of return would be -1.57%, on 6% it would be 4.43%, and on 12% it would be 10.43%.

The tables assume deduction of an applicable premium tax rate based on 2.1% of premiums and 3% of premium sales load. There are tables for both male preferred non-smoker age 45 and male standard non-smoker age 45 and each class is illustrated using CURRENT and GUARANTEED Policy cost factors. The current tables assume that the monthly charge remains constant at $4.00. The guaranteed tables assume that the monthly charge remains constant at $8.00. The tables reflect the fact that SAFECO does not currently make any charge for federal taxes.

If SAFECO charged for those taxes in the future, it will take a higher rate of return to produce after-tax returns of 0%, 6% or 12%.

The second column of each tables shows what would happen if an amount equal to the premiums was invested to earn interest, after taxes, of 5% compounded annually. These tables show that if a policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value will be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of holding a policy for a relatively short time will be high.

INDIVIDUAL ILLUSTRATIONS. If requested, SAFECO will furnish a comparable illustration based on the age, sex and underwriting classification of the proposed Primary Insured, and an initial Face Amount of Insurance and planned premiums as selected. If a Policy is purchased, SAFECO will deliver an individualized illustration reflecting the planned premium chosen and the Primary insured's actual risk class.

                            VARIABLE UNIVERSAL LIFE
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                                      MALE
                              PREFERRED NON-SMOKER

Initial Face Amount:          $100,000     Annual Planned Premium (1): $2,000.00
Death Benefit Option:                A     Issue Age:                         45
Death Benefits Payable to Age:      95     Premiums Payable to Age:           95
________________________________________________________________________________

                      RESULTS ASSUMING CURRENT CHARGES(2)
            Assuming Hypothetical Gross Annual Investment Return of:


                                    0.00%                               6.00%                            12.00%
                      ________________________________    _______________________________    _______________________________

END OF       ACCUM                POLICY          CASH                POLICY         CASH                POLICY         CASH
POLICY     PREMIUM      DEATH    ACCOUNT     SURRENDER      DEATH    ACCOUNT    SURRENDER      DEATH    ACCOUNT    SURRENDER
  YEAR    (5% INT)    BENEFIT      VALUE         VALUE    BENEFIT      VALUE        VALUE    BENEFIT      VALUE        VALUE

     1       2,100    100,000      1,381           900    100,000      1,479          998    100,000      1,577        1,097
     2       4,305    100,000      2,940         2,340    100,000      3,230        2,630    100,000      3,533        2,933
     3       6,620    100,000      4,444         3,724    100,000      5,028        4,308    100,000      5,661        4,941
     4       9,051    100,000      5,901         5,094    100,000      6,883        6,076    100,000      7,989        7,182
     5      11,604    100,000      7,316         6,509    100,000      9,802        7,995    100,000     10,544        9,737

     6      14,284    100,000      8,691         8,046    100,000     10,790       10,145    100,000     13,352       12,707
     7      17,098    100,000     10,016         9,532    100,000     12,840       12,356    100,000     16,430       15,946
     8      20,053    100,000     11,290        10,967    100,000     14,954       14,631    100,000     19,809       19,487
     9      23,156    100,000     12,512        12,351    100,000     17,135       16,974    100,000     23,522       23,361
    10      26,414    100,000     13,681        13,681    100,000     19,384       19,384    100,000     27,605       27,605

    11      29,834    100,000     14,789        14,789    100,000     21,701       21,701    100,000     32,096       32,096
    12      33,426    100,000     15,831        15,831    100,000     24,081       24,081    100,000     37,040       37,040
    13      37,197    100,000     16,803        16,803    100,000     26,528       26,528    100,000     42,488       42,488
    14      41,157    100,000     17,699        17,699    100,000     29,041       29,041    100,000     48,502       48,502
    15      45,315    100,000     18,513        18,513    100,000     31,621       31,621    100,000     55,151       55,151

    16      49,681    100,000     19,239        19,239    100,000     34,269       34,269    100,000     62,515       62,515
    17      54,265    100,000     19,875        19,875    100,000     36,992       36,992    100,000     70,692       70,692
    18      59,078    100,000     20,417        20,417    100,000     39,795       39,795    100,540     79,794       79,794
    19      64,132    100,000     20,958        20,858    100,000     42,684       42,684    111,435     89,867       89,867
    20      69,438    100,000     21,190        21,190    100,000     45,662       45,662    123,160    100,951      100,951

Age 75     148,598    100,000     11,741        11,741    100,000     87,322       87,322    343,219    326,876      326,876
____________________________________________________________________________________________________________________________


(1) Assumes the premium shown is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY SAFECO OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                            VARIABLE UNIVERSAL LIFE
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                                      MALE
                              PREFERRED NON-SMOKER

Initial Face Amount:         $100,000       Annual Planned Premium(1): $2,000.00
Death Benefit Option:               A       Issue Age:                        45
Death Benefits Payable to Age:     95       Premiums Payable to Age:          95
-------------------------------------------------------------------------------------------------------------------

                     RESULTS ASSUMING GUARANTEED CHARGES(2)
            Assuming Hypothetical Gross Annual Investment Return of:

                                  0.00%                           6.00%                          12.00%
                      -----------------------------   -----------------------------   -----------------------------
END OF       ACCUM               POLICY        CASH              POLICY        CASH              POLICY       CASH
POLICY     PREMIUM     DEATH    ACCOUNT   SURRENDER     DEATH   ACCOUNT   SURRENDER     DEATH   ACCOUNT   SURRENDER
  YEAR    (5% INT)   BENEFIT      VALUE       VALUE   BENEFIT     VALUE       VALUE   BENEFIT     VALUE       VALUE

     1       2,100    100,000    1,197        717     100,000    1,289         809    100,000     1,382        901
     2       4,305    100,000    2,592      1,992     100,000    2,860       2,259    100,000     3,139      2,539
     3       6,620    100,000    3,941      3,221     100,000    4,476       3,756    100,000     5,057      4,337
     4       9,051    100,000    5,243      4,437     100,000    6,139       5,332    100,000     7,150      6,343
     5      11,604    100,000    6,497      5,690     100,000    7,849       7,042    100,000     9,437      8,630

     6      14,284    100,000    7,698      7,053     100,000    9,604       8,958    100,000    11,935     11,290
     7      17,098    100,000    8,844      8,360     100,000   11,403      10,919    100,000    14,665     14,181
     8      20,053    100,000    9,931      9,608     100,000   13,245      12,922    100,000    17,649     17,327
     9      23,156    100,000   10,952     10,791     100,000   15,126      14,965    100,000    20,913     20,752
    10      26,414    100,000   11,904     11,904     100,000   17,044      17,044    100,000    24,485     24,485

    11      29,834    100,000   12,780     12,780     100,000   18,997      18,997    100,000    28,399     28,399
    12      33,426    100,000   13,577     13,577     100,000   20,986      20,986    100,000    32,696     32,696
    13      37,197    100,000   14,293     14,293     100,000   23,010      23,010    100,000    37,423     37,423
    14      41,157    100,000   14,922     14,922     100,000   25,069      25,069    100,000    42,633     42,633
    15      45,315    100,000   15,454     15,454     100,000   27,158      27,158    100,000    48,386     48,386

    16      49,681    100,000   15,879     15,879     100,000   29,274      29,274    100,000    54,753     54,753
    17      54,265    100,000   16,188     16,188     100,000   31,416      31,416    100,000    61,818     61,818
    18      59,078    100,000   16,363     16,363     100,000   33,574      33,574    100,000    69,678     69,678
    19      64,132    100,000   16,387     16,387     100,000   35,744      35,744    100,000    78,451     78,451
    20      69,438    100,000   16,243     16,243     100,000   37,921      37,921    107,637    88,227     88,227

Age 75     148,598                                    100,000   61,497      61,497    300,241   285,944    285,944
-------------------------------------------------------------------------------------------------------------------

(1) Assumes the premium shown is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY SAFECO OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                            VARIABLE UNIVERSAL LIFE
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                                      MALE
                              STANDARD NON-SMOKER

Initial Face Amount:      $100,000         Annual Planned Premium(1):  $2,000.00
Death Benefit Option:            A         Issue Age:                         45
Death Benefits Payable to Age:  95         Premiums Payable to Age:           95
--------------------------------------------------------------------------------

                      RESULTS ASSUMING CURRENT CHARGES(2)
            Assuming Hypothetical Gross Annual Investment Return of:

                                  0.00%                            6.00%                           12.00%
                      -----------------------------    -----------------------------    -----------------------------
END OF       ACCUM               POLICY        CASH               POLICY        CASH               POLICY        CASH
POLICY     PREMIUM      DEATH   ACCOUNT   SURRENDER      DEATH   ACCOUNT   SURRENDER      DEATH   ACCOUNT   SURRENDER
  YEAR    (5% INT)    BENEFIT     VALUE      VALUE     BENEFIT     VALUE       VALUE    BENEFIT     VALUE       VALUE

     1       2,100    100,000     1,326        846     100,000     1,422         942    100,000     1,519       1,038
     2       4,305    100,000     2,832      2,232     100,000     3,116       2,515    100,000     3,411       2,811
     3       6,620    100,000     4,284      3,564     100,000     4,854       4,133    100,000     5,471       4,750
     4       9,051    100,000     5,691      4,884     100,000     6,646       5,839    100,000     7,723       6,917
     5      11,604    100,000     7,057      6,251     100,000     8,501       7,695    100,000    10,196       9,389

     6      14,284    100,000     8,385      7,739     100,000    10,424       9,778    100,000    12,914      12,269
     7      17,098    100,000     9,663      9,179     100,000    12,405      11,921    100,000    15,895      15,411
     8      20,053    100,000    10,892     10,569     100,000    14,449      14,127    100,000    19,167      18,845
     9      23,156    100,000    12,070     11,908     100,000    16,557      16,396    100,000    23,763      22,602
    10      26,414    100,000    13,194     13,194     100,000    18,730      18,730    100,000    26,717      26,717

    11      29,834    100,000    14,260     14,260     100,000    20,968      20,968    100,000    31,069      31,069
    12      33,426    100,000    15,253     15,253     100,000    23,260      23,260    100,000    35,853      35,853
    13      37,197    100,000    16,170     16,170     100,000    25,609      25,609    100,000    41,122      41,122
    14      41,157    100,000    17,006     17,006     100,000    28,015      28,015    100,000    46,934      46,934
    15      45,315    100,000    17,755     17,755     100,000    30,478      30,478    100,000    53,359      53,359

    16      49,681    100,000    18,409     18,409     100,000    32,998      32,998    100,000    60,473      60,473
    17      54,265    100,000    18,968     18,968     100,000    35,583      35,583    100,000    68,375      68,375
    18      59,078    100,000    19,426     19,426     100,000    38,235      38,235    100,000    77,172      77,172
    19      64,132    100,000    19,776     19,776     100,000    40,960      40,960    107,820    86,952      86,952
    20      69,438    100,000    20,011     20,011     100,000    43,762      43,762    119,213    97,716      97,716

Age 75     148,598    100,000     8,810      8,810     100,000    82,043      82,043    332,779   316,932     316,932

--------------------------------------------------------------------------------
(1) Assumes the premium shown is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY SAFECO OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                            VARIABLE UNIVERSAL LIFE
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                                      MALE
                              STANDARD NON-SMOKER

Initial Face Amount:            $100,000         Annual Planned Premium(1):  $2,000.00
Death Benefit Option:                  A         Issue Age:                         45
Death Benefits Payable to Age:        95         Premiums Payable to Age:           95
--------------------------------------------------------------------------------------

                     RESULTS ASSUMING GUARANTEED CHARGES(2)
            Assuming Hypothetical Gross Annual Investment Return of:

                                  0.00%                            6.00%                           12.00%
                      -----------------------------    -----------------------------    -----------------------------
END OF       ACCUM               POLICY        CASH               POLICY        CASH               POLICY        CASH
POLICY     PREMIUM      DEATH   ACCOUNT   SURRENDER      DEATH   ACCOUNT   SURRENDER      DEATH   ACCOUNT   SURRENDER
  YEAR    (5% INT)    BENEFIT     VALUE      VALUE     BENEFIT     VALUE       VALUE    BENEFIT     VALUE       VALUE

     1       2,100    100,000     1,197        717     100,000     1,289         809    100,000     1,382         901
     2       4,305    100,000     2,592      1,992     100,000     2,860       2,259    100,000     3,139       2,539
     3       6,620    100,000     3,941      3,221     100,000     4,476       3,756    100,000     5,057       4,337
     4       9,051    100,000     5,243      4,437     100,000     6,139       5,332    100,000     7,150       6,343
     5      11,604    100,000     6,497      5,690     100,000     7,849       7,042    100,000     9,437       8,630

     6      14,284    100,000     7,698      7,053     100,000     9,604       8,958    100,000    11,935      11,290
     7      17,098    100,000     8,844      8,360     100,000    11,403      10,919    100,000    14,665      14,181
     8      20,053    100,000     9,931      9,608     100,000    13,245      12,922    100,000    17,649      17,327
     9      23,156    100,000    10,952     10,791     100,000    15,126      14,965    100,000    20,913      20,752
    10      26,414    100,000    11,904     11,904     100,000    17,044      17,044    100,000    24,485      24,485

    11      29,834    100,000    12,780     12,780     100,000    18,997      18,997    100,000    28,399      28,399
    12      33,426    100,000    13,577     13,577     100,000    20,986      20,986    100,000    32,696      32,696
    13      37,197    100,000    14,293     14,293     100,000    23,010      23,010    100,000    37,423      37,423
    14      41,157    100,000    14,922     14,922     100,000    25,069      25,069    100,000    42,633      42,633
    15      45,315    100,000    15,454     15,454     100,000    27,158      27,158    100,000    48,386      48,386

    16      49,681    100,000    15,879     15,879     100,000    29,274      29,274    100,000    54,753      54,753
    17      54,265    100,000    16,188     16,188     100,000    31,416      31,416    100,000    61,818      61,818
    18      59,078    100,000    16,363     16,363     100,000    33,574      33,574    100,000    69,678      69,678
    19      64,132    100,000    16,387     16,387     100,000    35,744      35,744    100,000    78,451      78,451
    20      69,438    100,000    16,243     16,243     100,000    37,921      37,921    107,637    88,227      88,227

Age 75     148,598                                     100,000    61,497      61,497    300,241   285,944     285,944

--------------------------------------------------------------------------------
(1) Assumes the premium shown is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY SAFECO OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATIONS
--------------------------------------------------------------------------------

OF VARIATION IN DEATH BENEFIT, POLICY ACCOUNT AND CASH SURRENDER VALUES IN RELATION TO THE FUNDS' INVESTMENT EXPERIENCE.

In order to demonstrate how actual investment experience of the Funds affected the Death Benefits, Policy Account and Cash Surrender Values ("policy benefits") of a Policy, the following hypothetical illustrations were developed and are based upon the actual experience of the Portfolios of the Variable Insurance Products Fund or Variable Insurance Products Fund II. These illustrations assume that the Separate Account acquired an interest in the Portfolios at their inception.

These tables illustrate cost of insurance and expense charges (Policy cost factors) at both the current rates and the maximum rates guaranteed in the Policies. The amounts shown at the end of each Policy Year reflect a daily charge against the Investment Divisions. This charge includes a .90% charge against the Separate Account for mortality and expense risks, the effect on each Division's actual investment experience of the investment management fees and direct operating expenses. These tables also assume deduction of a premium tax rate based on 2.1% of premiums and 3% of premium sales load. The tables are for preferred risk male non-smoker age 45. Planned premium payments are assumed to be paid at the beginning of each Policy Year.

                            VARIABLE UNIVERSAL LIFE
                    Flexible Premium Variable Life Insurance

                                      MALE
                              PREFERRED NON-SMOKER

Initial Face Amount:     $100,000          Annual Planned Premium(1): $2,000,000
Death Benefit Option:           A          Issue Age:                         45
Death Benefits Payable to Age: 95          Premiums Payable to Age:           95
================================================================================
                       MONEY MARKET INVESTMENT DIVISIONS

                  BASED UPON CURRENT CHARGES     BASED UPON GUARANTEED CHARGES
                -----------------------------   -------------------------------
   POLICY                 POLICY      CASH                POLICY       CASH
  YEAR END       DEATH    ACCOUNT   SURRENDER    DEATH    ACCOUNT    SURRENDER
DECEMBER 31ST   BENEFIT    VALUE      VALUE     BENEFIT    VALUE       VALUE
    1983        100,000    1,542      1,061     100,000    1,349         868
    1984        100,000    3,464      2,864     100,000    3,075       2,475
    1985        100,000    5,418      4,698     100,000    4,834       4,114
    1986        100,000    7,389      6,582     100,000    6,603       5,797
    1987        100,000    9,434      8,627     100,000    8,427       7,621
    1988        100,000   11,682     11,037     100,000   10,418       9,773
    1989        100,000   14,283     13,799     100,000   12,715      12,231
    1990        100,000   16,902     16,579     100,000   15,012      14,689
    1991        100,000   19,321     19,159     100,000   17,110      16,949
    1992        100,000   21,379     21,379     100,000   18,865      18,865
    1993        100,000   23,311     23,311     100,000   20,486      20,486
    1994        100,000   25,505     25,505     100,000   22,316      22,316

--------------------------------------------------------------------------------

                        HIGH INCOME INVESTMENT DIVISIONS

                  BASED UPON CURRENT CHARGES     BASED UPON GUARANTEED CHARGES
                -----------------------------   -------------------------------
   POLICY                 POLICY      CASH                POLICY       CASH
  YEAR END       DEATH    ACCOUNT   SURRENDER    DEATH    ACCOUNT    SURRENDER
DECEMBER 31ST   BENEFIT    VALUE      VALUE     BENEFIT    VALUE       VALUE
    1986        100,000    1,682      1,201     100,000    1,480       1,000
    1987        100,000    3,302      2,702     100,000    2,931       2,331
    1988        100,000    5,421      4,701     100,000    4,841       4,120
    1989        100,000    6,616      5,809     100,000    5,906       5,099
    1990        100,000    7,893      7,086     100,000    7,035       6,228
    1991        100,000   12,697     12,052     100,000   11,327      10,682
    1992        100,000   17,412     16,928     100,000   15,525      15,041
    1993        100,000   22,634     22,312     100,000   20,161      19,838
    1994        100,000   23,519     23,358     100,000   20,899      20,737

================================================================================
(1) Assumes the premium shown is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

THESE ILLUSTRATIONS ARE BASED UPON PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. FUTURE POLICY BENEIFTS WILL FLUCTUATE BASED UPON ACTUAL INVESTMENT RESULTS WHICH MAY BE MORE OR LESS THAN THOSE ACHIEVED IN THE PAST AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER. NO REPRESENTATION CAN BE MADE BY SAFECO OR THE FUNDS THAT THESE RESULTS CAN BE ACHIEVED IN THE FUTURE.

                            VARIABLE UNIVERSAL LIFE
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                                      MALE
                              PREFERRED NON-SMOKER

Initial Face Amount:     $100,000               Annual Planned Premium(1): $2,000.00
Death Benefit Option:           A               Issue Age:                        45
Death Benefits Payable to Age: 95               Premiums Payable to Age:          95
====================================================================================

                                             EQUITY-INCOME INVESTMENT DIVISIONS

                          BASED UPON CURRENT CHARGES                    BASED UPON GUARANTEED CHARGES
                   ---------------------------------------         ---------------------------------------
    POLICY                       POLICY            CASH                          POLICY            CASH
   YEAR END         DEATH        ACCOUNT         SURRENDER          DEATH        ACCOUNT         SURRENDER
DECEMBER 31ST      BENEFIT        VALUE            VALUE           BENEFIT        VALUE            VALUE

    1987           100,000         1,373             893           100,000         1,190             710
    1988           100,000         3,663           3,063           100,000         3,252           2,652
    1989           100,000         6,130           5,410           100,000         5,478           4,757
    1990           100,000         6,418           5,612           100,000         5,723           4,916
    1991           100,000        10,442           9,635           100,000         9,334           8,528
    1992           100,000        13,915          13,270           100,000        12,431          11,786
    1993           100,000        18,144          17,660           100,000        16,195          15,711
    1994           100,000        20,864          20,541           100,000        18,591          18,268
----------------------------------------------------------------------------------------------------------

                                                 GROWTH INVESTMENT DIVISIONS

                          BASED UPON CURRENT CHARGES                    BASED UPON GUARANTEED CHARGES
                   ---------------------------------------         ---------------------------------------
    POLICY                       POLICY            CASH                          POLICY            CASH
   YEAR END         DEATH        ACCOUNT         SURRENDER          DEATH        ACCOUNT         SURRENDER
DECEMBER 31ST      BENEFIT        VALUE            VALUE           BENEFIT        VALUE            VALUE

    1987           100,000         1,452             971           100,000         1,264             783
    1988           100,000         3,530           2,930           100,000         3,133           2,533
    1989           100,000         6,723           6,002           100,000         6,018           5,298
    1990           100,000         7,217           6,410           100,000         6,450           5,643
    1991           100,000        12,747          11,940           100,000        11,428          10,622
    1992           100,000        15,503          14,858           100,000        13,883          13,238
    1993           100,000        20,201          19,717           100,000        18,077          17,593
    1994           100,000        21,503          21,180           100,000        19,203          18,880
==========================================================================================================

(1) Assumes the premium shown is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

THESE ILLUSTRATIONS ARE BASED UPON PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. FUTURE POLICY BENEFITS WILL FLUCTUATE BASED UPON ACTUAL INVESTMENT RESULTS WHICH MAY BE MORE OR LESS THAN THOSE ACHIEVED IN THE PAST AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER. NO REPRESENTATION CAN BE MADE BY SAFECO OR THE FUNDS THAT THESE RESULTS CAN BE ACHIEVED IN THE FUTURE.

                           VARIABLE UNIVERSAL LIFE
                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                                    MALE
                             PREFERRED NON-SMOKER

Initial Face Amount:      $100,000         Annual Planned Premium(1): $2,000.00
Death Benefit Option:            A         Issue Age:                        45
Death Benefits Payable to Age:  95         Premiums Payable to Age:          95
================================================================================

                                                 OVERSEAS INVESTMENT DIVISIONS

                          BASED UPON CURRENT CHARGES                        BASED UPON GUARANTEED CHARGES
                    ----------------------------------------           ---------------------------------------
   POLICY                          POLICY            CASH                            POLICY            CASH
  YEAR END           DEATH        ACCOUNT          SURRENDER            DEATH       ACCOUNT          SURRENDER
DECEMBER 31ST       BENEFIT        VALUE             VALUE             BENEFIT       VALUE             VALUE

    1988            100,000        1,525             1,044             100,000       1,333               852
    1989            100,000        3,965             3,365             100,000       3,533             2,933
    1990            100,000        5,399             4,679             100,000       4,820             4,100
    1991            100,000        7,462             6,655             100,000       6,672             5,866
    1992            100,000        7,936             7,129             100,000       7,077             6,270
    1993            100,000       12,974            12,329             100,000      11,581            10,936
    1994            100,000       14,600            14,116             100,000      13,004            12,520
--------------------------------------------------------------------------------------------------------------

                                          INVESTMENT GRADE BOND INVESTMENT DIVISIONS

                          BASED UPON CURRENT CHARGES                        BASED UPON GUARANTEED CHARGES
                    ----------------------------------------           ---------------------------------------
   POLICY                          POLICY            CASH                            POLICY            CASH
  YEAR END           DEATH        ACCOUNT          SURRENDER            DEATH       ACCOUNT          SURRENDER
DECEMBER 31ST       BENEFIT        VALUE             VALUE             BENEFIT       VALUE             VALUE

    1989            100,000        1,560             1,079             100,000       1,365               885
    1990            100,000        3,344             2,744             100,000       2,966             2,366
    1991            100,000        5,709             4,989             100,000       5,099             4,379
    1992            100,000        7,695             6,888             100,000       6,881             6,075
    1993            100,000       10,183             9,377             100,000       9,107             8,301
    1994            100,000       11,156            10,511             100,000       9,950             9,304
==============================================================================================================
(1) Assumes the premium shown is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

THESE ILLUSTRATIONS ARE BASED UPON PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. FUTURE POLICY
BENEFITS WILL FLUCTUATE BASED UPON ACTUAL INVESTMENT RESULTS WHICH MAY BE MORE OR LESS THAN THOSE ACHIEVED IN
THE PAST AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER. NO
REPRESENTATION CAN BE MADE BY SAFECO OR THE FUNDS THAT THESE RESULTS CAN BE ACHIEVED IN THE FUTURE.

                               VARIABLE UNIVERSAL LIFE
                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                                          MALE
                                  PREFERRED NON-SMOKER

Initial Face Amount:            $100,000        Annual Planed Premium(1):  $2,000.00
Death Benefit Option:                  A        Issue Age:                        45
Death Benefits Payable to Age:        95        Premiums Payable to Age:          95
====================================================================================

                                             ASSET MANAGER INVESTMENT DIVISIONS

                          BASED UPON CURRENT CHARGES                 BASED UPON GUARANTEED CHARGES
                     ------------------------------------       -----------------------------------------
   POLICY                          POLICY         CASH                       POLICY        CASH
  YEAR END            DEATH        ACCOUNT      SURRENDER        DEATH       ACCOUNT     SURRENDER
DECEMBER 31ST        BENEFIT        VALUE         VALUE         BENEFIT       VALUE        VALUE

   1990              100,000       1,502        1,021           100,000      1,311          831
   1991              100,000       3,815        3,215           100,000      3,395        2,795
   1992              100,000       5,995        5,275           100,000      5,360        4,640
   1993              100,000       9,124        8,318           100,000      8,181        7,374
   1994              100,000       9,912        9,106           100,000      8,870        8,064
---------------------------------------------------------------------------------------------------------


                                                  INDEX 500 INVESTMENT DIVISIONS

                             BASED UPON CURRENT CHARGES               BASED UPON GUARANTEED CHARGES
                     -----------------------------------        -----------------------------------------
   POLICY                         POLICY          CASH                       POLICY         CASH
  YEAR END            DEATH       ACCOUNT       SURRENDER        DEATH       ACCOUNT      SURRENDER
DECEMBER 31ST        BENEFIT       VALUE          VALUE         BENEFIT       VALUE         VALUE

   1993              100,000      1,551         1,071           100,000      1,357            877
   1994              100,000      3,165         2,565           100,000      2,802          2,202
=========================================================================================================

(1)  Assumes the premium shown is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

THESE ILLUSTRATIONS ARE BASED UPON PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RESULTS. FUTURE POLICY BENEFITS WILL FLUCTUATE BASED UPON ACTUAL INVESTMENT RESULTS WHICH MAY BE MORE OR LESS THAN THOSE ACHIEVED IN THE PAST AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNERS. NO REPRESENTATION CAN BE MADE BY SAFECO OR THE FUNDS THAT THESE RESULTS CAN BE ACHIEVED IN THE FUTURE.

STANDARD AND POOR'S 500
--------------------------------------------------------------------------------

The Standard and Poor's (S&P 500) is a weighted index of 500 widely held stocks; 400 Industrials, 40 Financial Company Stocks, 40 Public Utilities, and 20 Transportation stocks, most of which are traded on the New York Stock Exchange. The S&P 500 is generally regarded as an accurate composite of the overall stock market.

[Graph appears here showing growth of 500 indexed stocks from 1980 through 1992]


Illustration of Policy Values-
Variable Universal Life

Policy accumulation values are calculated assuming the Standard and Poor's 500 Index annual rates of return on a $100,000 policy, death benefit option A, which was purchased in 1980 by a 45 year old, male, preferred non-smoker. The current schedule of cost of insurance rates were used.


                      S&P 500       POLICY            CASH
                      ANNUAL        ACCOUNT         SURRENDER     DEATH
           YEAR       RETURN         VALUE            VALUE      BENEFIT
           ----       ------         -----            -----      -------
           1980       32.42%         1,925            1,444      100,000
           1981       -4.91%         3,322            2,721      100,000
           1982       21.58%         5,946            5,226      100,000
           1983       22.43%         9,158            8,351      100,000
           1984        6.10%        11,270           10,463      100,000
           1985       31.57%        16,789           16,143      100,000
           1986       18.21%        21,516           21,032      100,000
           1987        5.17%        24,018           23,695      100,000
           1988       16.50%        29,524           29,363      100,000
           1989       31.43%        40,558           40,558      100,000
           1990       -3.19%        40,334           40,334      100,000
           1991       30.55%        54,298           54,298      100,000
           1992        7.68%        59,636           59,636      100,000
           1993       10.00%        66,774           66,774      100,000
           1994        1.30%        68,614           66,614      105,915

1) Assumes an annual $2000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash values.

THE STANDARD AND POOR'S INDEX RATES SHOWN ABOVE FOR THE LAST 15 YEARS IS A DEMONSTRATION OF A WEIGHTED AVERAGE OF 500 WIDELY HELD STOCKS. IT SHOULD NOT BE DEEMED A REPRESENTATION OF FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE OWNER, THE SIZE OF THE POLICY, ACTUAL PREMIUMS PAID, AND COST OF INSURANCE. THE INFORMATION IN THE CHART IS NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE.

LONG TERM MARKET TRENDS
-------------------------------------------------------------------------------

The information below covering the period of 1926-1994 an examination of the basic relationship between risk and return among the different asset classes, and between nominal and real (inflation-adjusted) returns. The information is provided because the policyowners have varied investment portfolios available which have different investment objectives and policies. The chart generally demonstrates how different classes of investments have performed during the period. The study of asset returns provides a period long enough to include most of the major types of events that investors have experienced in the past and may experience in the future. This is a historical record and is not intended as a projection of future performance.

The graph depicts the growth of a dollar invested in large company stocks, small company stocks, long-term government bonds, Treasury bills, and a hypothetical asset returning the inflation rate over the period from the end of 1925 to the end of 1994. All results assume reinvestment of dividends on stocks or coupons on bonds and no taxes. Transaction costs are not included, except in the small company stock index starting in 1982. Charges associated with a variable insurance policy are not reflected in the chart.

Each of the cumulative index values is initiated at $1.00 at year-end 1925. The graph illustrates that large company stocks and small company stocks gained the most over the entire period: investments of one dollar would have grown to $810.54 and $2,842.77 respectively, by year-end 1994. This growth, however, was earned by taking substantial risk. In contrast, long-term government bonds (with approximately 20-year maturity), which exposed the holder to less risk, grew only $25.86.

The lowest risk strategy over the entire period was to buy U.S. Treasury bills. Since Treasury bills tended to track inflation, the resulting real (inflation-adjusted) returns were near zero for the entire 1926-1994 period.

                          [Graph appears here showing
                          the growth of a dollar
                          invested in large company
                          stocks, long-term government
                          bonds, Treasury bills, and a
                          hypothetical asset returning
                          the inflation rate over the
                          period from the end of 1925
                          to the end of 1994.]

                                      E-1